Registration No. 2-90309

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.

     Post-Effective Amendment No. 17          X

     and

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.   18           X

                       CARILLON FUND, INC.
       (Exact Name of Registrant as Specified in Charter)

           1876 Waycross Road, Cincinnati, Ohio 45240
            (Address of Principal Executive Offices)

              (513) 595-2600
            egistrant's Telephone Number)

John F. Labmeier, Esq.
The Union Central Life Insurance Company
P.O. Box 40888
Cincinnati, Ohio 45240
(Name and Address of Agent for Service)
Copy to:
Jones and Blouch L.L.P.
 Suite 405 West
 1025 Thomas Jefferson St., N.W.
 Washington, D.C. 20007

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities under the Securities Act of 1933. A Rule 24f-2 Notice for Registrant's 1996 fiscal year was filed on February 26, 1997.


It is proposed that this filing will become effective (check appropriate box)

( ) immediately upon filing pursuant to paragraph (b) of Rule 485
(X) on May 1, 1997 pursuant to paragraph (b) of Rule 485
( ) 60 days after filing pursuant to paragraph (a)(1) of Rule 485
( ) on (date) pursuant to paragraph (a)(1) of Rule 485
( ) 75 days after filing pursuant to paragraph (a)(2) of Rule 485
( ) on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following bos:
( ) This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                    PART A


      INFORMATION REQUIRED IN A PROSPECTUS

             CARILLON FUND, INC.
--------------------------------------------------

     Carillon Fund, Inc. (the "Fund"), is a no-load, diversified, open-end management investment company which is intended to meet a wide range of investment objectives with its four separate Portfolios: Equity Portfolio, Bond Portfolio, Capital Portfolio and S&P 500 Index Portfolio. Each Portfolio generally operates as a separate fund issuing its own shares.

     The Equity Portfolio seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

     The Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

     The Capital Portfolio seeks to provide the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments and money market instruments.

     The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

     There can be no assurance that any Portfolio will achieve its objectives.

     This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Fund, and it should be read and kept for future reference. A Statement of Additional Information dated May 1, 1997, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling the Fund at (513) 595-2600, or by writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              May 1, 1997

UCCF 514 4-97

                             CARILLON FUND, INC.

                           TABLE OF CONTENTS

                                                      Page
The Fund . . . . . . . . . . . . . . . . . . . . . .   2

Annual Fund Operating Expenses . . . . . . . . . . .   3

Financial Highlights . . . . . . . . . . . . . . . .   4

Investment Objectives and Policies . . . . . . . . .   7
     Equity Portfolio. . . . . . . . . . . . . . . .   7
     Bond Portfolio. . . . . . . . . . . . . . . . .   7
     Capital Portfolio . . . . . . . . . . . . . . .   8
     S&P 500 Index Portfolio . . . . . . . . . . . .   9
     Principal Risk Factors. . . . . . . . . . . . .  10
     Investment in Foreign Securities. . . . . . . .  11
     Foreign Currency Transactions . . . . . . . . .  12
     Repurchase Agreements . . . . . . . . . . . . .  12
     Reverse Repurchase Agreements . . . . . . . . .  12
     Futures Contracts and
       Options on Futures Contracts. . . . . . . . .  12
     Options . . . . . . . . . . . . . . . . . . . .  13
     Options on Securities Indices . . . . . . . . .  14
     Collateralized Mortgage Obligations . . . . . .  14
     Lending Portfolio Securities. . . . . . . . . .  14
     Other Information . . . . . . . . . . . . . . .  14
The Fund and Its Management. . . . . . . . . . . . .  14
     Investment Adviser. . . . . . . . . . . . . . .  15
     Advisory Fee. . . . . . . . . . . . . . . . . .  15
     Expenses. . . . . . . . . . . . . . . . . . . .  15
     Capital Stock . . . . . . . . . . . . . . . . .  16
Purchase and Redemption of Shares. . . . . . . . . .  16

Dividends and Distributions. . . . . . . . . . . . .  16

Taxes. . . . . . . . . . . . . . . . . . . . . . . .  17

Custodian, Transfer and
     Dividend Disbursing Agent . . . . . . . . . . .  17

Appendix
     Bond and Commercial Paper Ratings . . . . . . .  18


                               THE FUND


     Carillon Fund, Inc. (the "Fund"), a Maryland corporation, is a no-load, diversified, open-end investment company.
The Fund has four Portfolios, which in many ways operate as separate funds issuing separate classes of common stock. An interest in the Fund is limited to the assets of the Portfolio in which shares are held, and shareholders of each Portfolio are entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of such Portfolio.

     Currently, the shares of the Fund are sold only to The Union Central Life Insurance Company ("Union Central") and to certain of its separate accounts to fund the benefits under certain variable annuity contracts and variable universal life insurance policies (the "contracts") issued by Union Central. The separate accounts invest in shares of the Fund in accordance with allocation instructions received from Contract Owners.

     To the extent that the shares of the Fund's four Portfolios are sold to Union Central in order to fund the benefits under the contracts, the structure of the Fund permits Contract Owners, within the limitations described in the contracts, to determine the type of investment underlying their contracts in response to or in anticipation of changes in market or economic conditions. Contract Owners should consider that the investment return experience of the Portfolio or Portfolios they select will affect the value of the contract and the amount of annuity payments received under a contract. See the attached Prospectus for the Union Central contract for a description of the relationship between increases or decreases in the net asset value of Fund shares (and any distributions on such shares) and the benefits provided under a contract.



                    ANNUAL FUND OPERATING EXPENSES

EXPENSES (as a percentage of average net assets)

                                                                 S&P 500
                               Equity      Bond      Capital      Index
                             Portfolio   Portfolio   Portfolio  Portfolio
----------------------------------------------------------------------
  Management Fees             .57%        .48%        .68%       .29%
  Other Expenses              .07%        .14%        .09%       .30%*

Total Operating Expenses      .64%        .62%        .77%       .59%*

EXAMPLE

The table below shows the amount of expenses a Shareholder would pay on a $1,000 investment assuming a 5% annual return.+

                               1 Year   3 Years   5 Years    10 Years
---------------------------------------------------------------------
Equity Portfolio               $7       $21       $36        $80

Bond Portfolio                 $6       $20       $35        $78

Capital Portfolio              $8       $25       $43        $96

S&P 500 Index Portfolio        $6       $19       $33        $74


       The purpose of this table is to assist the Contract Owner in understanding the various expenses that the Contract Owner will bear indirectly by providing information on expenses associated with the Contract's investment in the Fund. This table does not include any contract or variable account charges.

       This table should not be considered a representation of past or future expenses and the actual expenses that will be paid may be greater or lesser than those shown.

---------------
*  Total Operating Expenses in excess of .60% for that Portfolio are paid by the investment adviser.
+  The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or
future return of the Fund.

                      FINANCIAL HIGHLIGHTS

The financial information in the tables which follow (pages 4-6), insofar as it pertains to each of the five years in the period ended December 31, 1996, have been audited in conjunction with the annual audit of the financial statements of the Fund . The financial statements for the year ended December 31, 1996, have been audited by Deloitte & Touche LLP, whose unqualified report thereon is included in the Statement of Additional Information. The financial statements for the year ended December 31, 1995 have been audited by Deloitte & Touche LLP. The financial statements for the three years ended December 31, 1994 have been audited by another independent accountant, whose reports expressed unqualified opinions on those statements. These financial highlights should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's annual report which may be obtained without charge. (See "Other Information" below.)


                                Equity Portfolio

                              Year ended December 31,


                            1996       1995      1994      1993      1992
                            ---------------------------------------------
Net Asset Value,
 Beginning of year          $16.54     $14.30    $14.58    $13.74    $12.60

Investment Activities:
 Net investment income         .29        .24       .20       .16       .19
 Net realized and
  unrealized gains
 (losses)                     3.61       3.36       .31      1.69      1.27
                            ------     ------    ------    ------    ------
Total from Investment
 Operations                   3.90       3.60       .51      1.85      1.46

Distributions:
 Net investment income        (.27)      (.23)     (.19)     (.16)     (.19)
 Net realized gains           (.72)     (1.13)     (.60)     (.85)     (.13)
                            ------     ------    ------    ------    ------
Total Distributions           (.99)     (1.36)     (.79)    (1.01)     (.32)

Net Asset Value,
 End of year                $19.45     $16.54    $14.30    $14.58    $13.74
                            ======     ======    ======    ======    ======
Ratios/Supplemental Data:
 Total Return <F2>          24.52%      26.96%     3.42%    14.11%    11.78%

 Ratio of Expenses to
   Average Net Assets         .64%        .66%      .69%      .70%      .72%

 Ratio of Net Investment
   Income to
   Average Net Assets        1.66%       1.73%     1.45%     1.18%     1.47%
Portfolio
   Turnover Rate            52.53%      34.33%    40.33%    37.93%    46.75%

Average Commission
Rate Paid                   $.0628<F3>

Net Assets,
End of Period
 (in thousands)             $288,124   $219,563  $157,696  $138,239  $102,306

                                       Year Ended December 31,
                            1991      1990      1989      1988      1987
                            --------------------------------------------
Net Asset Value,
 Beginning of year          $ 8.81    $10.79    $10.88    $ 8.57    $ 9.62

Investment Activities:
 Net investment income      .20<F1>    .28<F1>     .58       .38       .34
 Net realized and
  unrealized gains (losses)  3.79      (1.91)      .69      2.33      (.22)
                            ------    ------    ------    ------    ------
Total from Investment
 Operations                  3.99      (1.63)     1.27      3.71       .12

Distributions:
 Net investment income       (.20)      (.31)     (.59)     (.34)     (.35)
 Net realized gains           --        (.04)     (.77)     (.06)     (.82)
                            ------    ------    ------    ------    ------
Total Distributions          (.20)      (.35)    (1.36)     (.40)    (1.17)

Net Asset Value,
 End of year                $12.60    $ 8.81    $10.79    $10.88    $ 8.57
                            ======    ======    ======    ======    ======
Ratios/Supplemental Data:
 Total Return<F2>           45.55%     (15.45%)   11.79%    31.79%      .85%

 Ratio of Expenses to
  Average Net Assets           .75%    .82%<F1>    .95%      .95%      .97%

 Ratio of Net Investment
  Income to Average
   Net Assets               1.79%<F1> 2.98%<F1>   5.34%     3.74%     3.30%

 Portfolio Turnover Rate    55.17%     99.90%    61.49%    57.98%    70.17%

Net Assets, End of Period
 (in thousands)             $79,352   $52,514   $56,194   $37,723   $28,915


<F1>
Net of expenses waived by the Adviser of $.002 per share in 1991 and $.01 per share in 1990.
<F2>
Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for all periods shown.
<F3>
Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to 1996.


                             FINANCIAL HIGHLIGHTS

                                  (Continued)


                                         Bond Portfolio

                                     Year ended December 31,


                            1996      1995      1994      1993      1992
                            ---------------------------------------------
Net Asset Value,
 Beginning of year          $11.07    $10.04    $11.30    $10.91    $10.96

Investment Activities:
 Net investment income         .79       .88       .77       .73       .82
 Net realized and
  unrealized gains
 (losses)                     (.04)      .98      (.95)      .54      (.01)
                            ------    ------    ------    ------    ------
Total from Investment
  Operations                   .75      1.86      (.18)     1.27       .81

Distributions:
 Net investment income        (.87)     (.83)     (.78)     (.73)     (.82)
 In excess of net
   investment income          (.04)      --        --        --        --
 Net realized gains            --        --       (.30)     (.15)     (.04)
                            ------    ------    ------    ------    ------
Total Distributions           (.91)     (.83)    (1.08)     (.88)     (.86)

Net Asset Value,
 End of year                $10.91    $11.07    $10.04    $11.30    $10.91
                            ======    ======    ======    ======    ======
Ratios/Supplemental Data:
 Total Return<F1>             7.19%    19.03%    (1.63%)   11.94%     7.65%

 Ratio of Expenses to
   Average Net Assets          .62%      .65%      .68%      .66%      .69%

 Ratio of Net Investment
   Income to Average
   Net Assets                 7.24%     7.43%     7.21%     6.65%     7.59%

 Portfolio Turnover Rate    202.44%   111.01%    70.27%    137.46%   40.91%

Net Assets,
 End of Period
 (in thousands)             $85,634   $73,568   $55,929   $54,128   $38,557


                                         Year ended December 31,

                            1991      1990      1989      1988      1987
                            -----------------------------------------------
Net Asset Value,
 Beginning of year          $10.10    $10.02    $ 9.82    $ 9.96    $10.51

Investment Activities:         .86       .81       .83       .85       .82
 Net investment income
 Net realized and
 unrealized gains (losses)     .87       .03       .20      (.13)     (.51)
                            ------    ------    ------    ------    ------
Total from Investment
 Operations                   1.73       .84      1.03       .72       .31

Distributions:
 Net investment income        (.87)     (.76)     (.83)     (.86)     (.86)
 In excess of net
   investment income           --        --        --        --        --
 Net realized gains            --        --        --        --        --
                            ------    ------    ------    ------    ------
Total Distributions           (.87)     (.76)     (.83)     (.86)     (.86)

Net Asset Value,
 End of year                $10.96    $10.10    $10.02    $ 9.82    $ 9.96
                            ======    ======    ======    ======    ======
Ratios/Supplemental Data:
 Total Return<F1>            17.89%     8.66%    10.72%     7.36%     3.15%

 Ratio of Expenses to
   Average Net Assets          .73%      .79%      .86%      .82%      .72%

Ratio of Net Investment
Income to Average
 Net Assets                   8.27%     8.57%     8.38%     8.34%     8.34%

 Portfolio Turnover Rate     39.82%   110.90%    17.70%    24.11%    80.35%

Net Assets, End of Period
(in thousands)              $31,009   $24,446   $15,941   $12,460   $15,796

<F1>
Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for all periods shown.

                 FINANCIAL HIGHLIGHTS

                     (Continued)

                                    Capital Portfolio


                                  Year ended December 31,
                            -------------------------------------
                            1996      1995      1994      1993
-----------------------------------------------------------------
Net Asset Value:
Beginning of period         $13.72    $13.19    $13.81    $12.99

Investment Activities:
Net investment income          .63       .64       .52       .43
Net realized and
unrealized gains
 (losses)                     1.36      1.15      (.39)     1.17
                            ------    ------    ------    ------
Total from
Investment Operations         1.99      1.79       .13      1.60

Distributions:
Net investment income         (.57)     (.64)     (.52)     (.42)
Net realized gains            (.19)     (.62)     (.23)     (.36)
                            ------    ------    ------    ------
Total Distributions           (.76)    (1.26)     (.75)     (.78)

Net Asset Value,
End of period               $14.95    $13.72    $13.19    $13.81
                            ======    ======    ======    ======
Ratios/Supplemental
    Data:
Total Return<F2>             14.94%    14.28%      .94%    12.72%

Ratio of Expenses
to Average
Net Assets                     .77%      .77%      .80%      .82%
Ratio of Net
Investment Income
to Average
Net Assets                    4.42%     4.99%     4.25%     3.31%

Portfolio
Turnover Rate                53.11%    43.83%    41.89%    32.42%

Average Commission
Rate Paid                   $.0615<F4>

Net Assets,
End of Period
(in thousands)              $159,294  $145,623  $119,263  $100,016

                          Year ended December 31,    Period Ended
                          ---------------------------December 31,
                               1992       1991       1990<F1>
-------------------------------------------------------------------------------------
Net Asset Value:
Beginning of period            $12.82     $10.57     $10.95

Investment Activities:
Net investment income             .42        .47        .34
Net realized and
unrealized gains
 (losses)                         .56       2.25       (.40)
                               ------     ------     ------
Total from
Investment Operations             .98       2.72       (.06)

Distributions:
Net investment income            (.42)      (.47)      (.32)
Net realized gains               (.39)       --         --
                               ------     ------     ------
Total Distributions              (.81)      (.47)      (.32)

Net Asset Value,
End of period                  $12.99     $12.82     $10.57
                               ======     ======     ======
Ratios/Supplemental
    Data:
Total Return<F2>                 7.93%     26.10%      (.54%)

Ratio of Expenses to
Average Net Assets                .88%      .95%       1.03%<F3>
Ratio of Net
Investment Income
to Average Net Assets            3.49%     4.05%       5.08%3

Portfolio Turnover Rate         39.74%    47.93%      16.02%

Net Assets,
End of Period
(in thousands)                 $68,674    $41,844     $23,813

<F1>
Period from May 1, 1990 (commencement of operations) through December 31,
1990.
<F2>
Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for all periods shown.
<F3>
Annualized
<F4<
Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to 1996.


                FINANCIAL HIGHLIGHTS

                     (Continued)

                             S&P 500 Index Portfolio


                                  Year Ended
                              December 31, 1996<F1>
                              ---------------------
Net Asset Value,                       $10.00
  Beginning of Year

Investment Activities:
  Net investment income                   .20
  Net realized and unrealized
    gains/(losses)                       2.12
Total from Investment Operations         2.32

Distributions:
  Net investment income                  (.19)
  Net realized gains                      --
                                       ------
Total Distributions                      (.19)

Net Asset Value,
  End of Year                          $12.13

Total Return, not annualized            22.37%

Ratios/Supplemental Data
Ratio of Net Expenses to
  Average Net Assets                     .59%<F2>

Ratio of Net Investment
  Income to Average Net Assets           2.14%

Portfolio Turnover Rate                  1.09%

Average Commission Rate Paid            $.0601<F3>

Net Assets, End of Year (000's)         $29,205

_____________

<F1> The portfolio commenced operation on December 29, 1995. The financial highlights table for the period ending December 31, 1995 is not presented because the activity for the period did not round to $0.01 in any category of the reconciliation of beginning to ending net asset value per share. The ratios and total return were all less than 0.1%. The net assets at December 31, 1995 were $305,148.

<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .25% for the year ended December 31, 1996, had the Adviser not waived a portion of its fee.

<F3>  Represents the dollar amount of commissions paid on
portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.


                  INVESTMENT OBJECTIVES AND POLICIES


  Each Portfolio has a different investment objective which it pursues through separate investment policies. The differences in objectives and policies among the various Portfolios can be expected to affect the investment return of each Portfolio and the degree of market and financial risks to which each Portfolio is subject. The investment objectives of each Portfolio (described on the cover of this Prospectus) are fundamental policies and may not be changed without shareholder approval. There can be no assurance that the investment objectives of any Portfolio will be realized.

Equity Portfolio

  The investment objectives of the Equity Portfolio are to seek long-term appreciation of capital with secondary opportunities for growth in current income, without incurring unduly high risks. A major portion of the Portfolio will be invested in common stocks. The Portfolio's investment policy is to seek special opportunities in securities that are selling at a discount from theoretical price/earnings ratios and that seem capable of recovering from their temporary out-of-favor status. A portion of the Portfolio may be invested in money market instruments pending investment or to effectively utilize cash reserves.

  Since no one class or type of security at all times affords the greatest promise of capital appreciation and growth in income, the Portfolio may invest all or a portion of its assets in preferred stocks, bonds, convertible preferred stocks, convertible bonds, and convertible debentures if it is believed that such investments will further its investment objectives. When market conditions for equity securities are adverse, and for temporary defensive purposes, the Portfolio may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents. However, the Portfolio will remain well invested in equities to take advantage of stocks' relatively higher long-term potential.

  The Equity Portfolio's policy of investing is based upon the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of some securities and depress prices of other securities in different market climates. Management believes that favorable changes in market prices are more likely to begin when securities are out-of-favor, price/earnings ratios are relatively low, investment expectations are limited, and there is little interest in a particular security or industry. Management believes that securities with relatively low price/earnings ratios in relation to their profitability are better positioned to benefit from favorable but generally unanticipated events than are securities with relatively high price/earnings ratios which are more susceptible to unexpected adverse developments. The current institutionally-dominated market tends to ignore the numerous second tier issues whose market capitalizations are below those of a limited number of established large companies. Although this segment of the market may be more volatile and speculative, it is expected that a well-diversified Portfolio represented in this segment of the market has potential long-term rewards greater than the potential rewards from investments in more highly capitalized equities.

Bond Portfolio

  The investment objectives of the Bond Portfolio are to provide as high a level of current income as is believed to be consistent with reasonable investment risk and to seek preservation and growth of shareholders' capital. In seeking to achieve these objectives, it is anticipated that the Portfolio will invest at least 75% of the value of its assets in publicly-traded straight debt securities rated BBB or Baa or higher by a nationally recognized rating service such as Standard & Poor's or Moody's, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or cash and cash equivalents. Up to 25% of the Bond Portfolio's total assets may be invested in straight debt securities that are unrated or less than investment-grade bonds, in convertible debt securities, convertible preferred and preferred stocks, or other securities.

  Debt securities that are unrated or less than investment-grade bonds are often referred to as "high-yield" bonds because they generally offer higher interest rates. High-yield bonds run a higher risk of default. In the case of default, they are more difficult to sell and could present a liquidity problem to the Portfolio. (See "Principal Risk Factors," page 9.) As of February 25, 1997, 24% of the debt securities held by the Bond Portfolio were unrated or less than investment-grade bonds. For a more complete discussion of the risk factors associated with high-yield bonds, see the discussion below under "Principal Risk Factors," and "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information.

  The Bond Portfolio will not directly purchase common stocks.
However, it may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto.

  The Bond Portfolio may also write covered call options on U.S.
Treasury Securities and options on futures contracts for such securities. See "Options," page 11.

  The Bond Portfolio may invest without limit in money market instruments pending investment in accordance with its investment policies or when market conditions dictate a "defensive" investment strategy. To the extent a portion is invested in commercial paper rated "A" or "Prime" it will be included in the 75% guideline noted above.

  A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in the Appendix.

Capital Portfolio

  The Capital Portfolio seeks to obtain the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality. The Capital
Portfolio invests in equity, debt and money market securities.

  There are no percentage limitations on the class of securities in which the Capital Portfolio may invest. The Capital Portfolio may invest entirely in equity securities, entirely in debt, entirely in money market instruments, or in any combination of these type of securities at the sole discretion of the investment adviser, subject only to the investment objective of the Capital Portfolio and the policies adopted by the Board of Directors. The investment adviser determines the proportion of Capital Portfolio assets invested in equity, debt and money market securities based on fundamental value analysis; analysis of historical long-term returns among equity, debt and money market investments; and other market influencing factors. The fundamental value analysis considers the adviser's outlook over both the near and long-term, for corporate profitability, short and long-term interest rates, stock price earnings ratios for the market in total and individual stocks and inflation rates. When the investment climate as indicated by the fundamental factors is near historical relationships, the Portfolio will be structured approximately 63% in equity, 30% in debt and 7% in money market securities. In addition, market influencing factors relating to monetary policy, equity momentum, market sentiment, economic influences and market cycles are taken into consideration in making the asset allocation decision.

  Deviations from historical fundamental market relationships on either a current or anticipated basis, along with the influences of market factors, may result under most foreseeable circumstances in changes as much as 40%, plus or minus, in the percentages allocated to equity, debt or money market securities within the Portfolio.

  Equity Securities. In its equity investments, the Capital
Portfolio emphasizes a combination of several themes in order to diversify its investment exposure. Most stocks purchased by the Portfolio display one or more of the following criteria:

 * Low price earnings ratios in relation to their return on equity.

 * High asset values in relation to stock price.

 * Foreign securities of companies judged to represent better fundamental value than those of similar domestic companies.

 * A high level of dividend payment providing a yield that is competitive with debt investments.

  Debt Securities. The Capital Portfolio may invest in rated or unrated debt securities, including obligations of the U.S. Government and its agencies, and corporate debt obligations rated BBB or Baa or higher by a nationally recognized rating service such as Standard & Poor's or Moody's, or, if not rated, of equivalent quality as determined by the investment adviser. Only 25% of the value of any bonds held by the Capital Portfolio may be unrated or less than investment-grade bonds. For a discussion of the risk factors associated with "high-yield" bonds, see the "Bond Portfolio" on page 7 and "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information.

  Money Market Instruments. The Capital Portfolio may at any time be 100% invested in money market instruments although it likely will invest in these securities only temporarily pending investment in equity and debt securities, or on a limited basis. The following securities, which are described in the Statement of Additional Information, are considered money market instruments if their remaining maturities are less than 13 months: repurchase agreements, U.S. government obligations, government agency securities, certificates of deposit, time deposits, bankers' acceptances, commercial paper and corporate debt securities.

  The Capital Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. See "Options," page 11.

S&P 500 Index Portfolio

  The S&P 500 Index Portfolio ("Index Portfolio") seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500"**). The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 70% of the market value of all common stocks publicly traded in the United States. The investment adviser believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. As with all mutual funds, there can be no assurance that the Index Portfolio will achieve its investment objective.

------
**The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Carillon Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Carillon Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Carillon Fund or the Portfolio. S&P has no obligation to take the needs of Carillon Fund or the beneficial owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CARILLON FUND, BENEFICIAL OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


  Index funds, such as the Index Portfolio, seek to create, to the extent feasible, a portfolio which substantially replicates the total return of the securities comprising the applicable index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Index funds are not managed through traditional methods of fund management, which typically involve frequent changes in a portfolio of securities on the basis of economic, financial, and market analyses. Therefore, brokerage costs, transfer taxes, and certain other transaction costs for index funds may be lower than those incurred by non-index, traditionally managed funds. Precise replication of the holdings of the Index Portfolio and the capitalization weighting of the securities in the S&P 500 is not feasible, but the Index Portfolio seeks a high correlation between the total return performance of securities comprising the S&P 500 and the investment results of the Index Portfolio. The Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500. A correlation of 100% would represent perfect correlation between Index Portfolio and index performance. It is anticipated that the correlation of the Index Portfolio's performance to that of the S&P 500 will increase as the size of the Index Portfolio increases. There can be no assurance that the Index Portfolio will achieve this correlation.

  The Index Portfolio may invest up to 5% of its assets in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)").
SPDRs are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of the S&P 500.

  Although the Adviser will attempt to invest as much of the Index Portfolio's assets as is practical in stocks comprising the S&P 500 and futures contracts and options relating thereto, a portion of the Index Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Index Portfolio may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Principal Risk Factors

  Because the Portfolios are intended to serve a variety of investment objectives, they are subject to varying degrees of financial and market risks and current income volatility. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest on that security and to the earning stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of the reaction of the price of the security to changes in conditions in the securities markets in general and, with respect to debt securities, changes in the overall level of interest rates. Current income volatility refers to the degree and rapidity with which changes in the overall level of interest rates become reflected in the level of current income of the portfolio.

  The Equity Portfolio should be subject to moderate levels of both market and financial risk, since it invests in equity securities chosen primarily for potential long-term appreciation.

  The Bond Portfolio invests most of its assets in investment-grade corporate bonds, and these should be subject to little financial risk, to moderately high levels of market risk, and to moderately low current income volatility.

  The Capital Portfolio invests in equity, debt and money market instruments, and therefore the financial and market risks to which it is subject will vary from time to time depending on the extent of its holdings in each of those classes of securities.
The Portfolio is subject to the further risk that in order to meet its objectives, the Adviser must determine the proper mix of equity, debt and money market securities. Moreover, the timing of movements from one type of security to another could have a negative effect on the Portfolio's overall objective. Inherent in the fact that the Adviser has great latitude with respect to portfolio composition is the risk that it may not properly ascertain the appropriate mix of securities for any particular economic cycle.

  The market value of fixed-income debt securities is affected by changes in general market interest rates. If interest rates fall, the market value of fixed-income securities tends to rise; but if interest rates rise, the value of fixed-income securities tends to fall. This market risk affects all fixed-income securities, but lower-rated and unrated securities may be subject to a greater market risk than higher-rated (lower-yield) securities.

  Bonds rated below the four highest grades used by Standard & Poor's or Moody's are frequently referred to as "junk" bonds, reflecting the greater market and investment risks associated with such bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including: (i) the sensitivity of such securities to interest rates and economic changes (high-yield, high-risk bonds are very sensitive to adverse economic and corporate developments; their yields will fluctuate over time and either an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations); (ii) the payment expectations of holders of such securities (high-yield, high-risk bonds may contain redemption or call provisions which if exercised in a period of lower interest rates would result in their being replaced by lower yielding securities); (iii) the liquidity of such securities (there may be little trading in certain high-yield, high-risk bonds which may make it more difficult to dispose of the securities and more difficult to determine their fair value). See "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information for a further discussion of the risks summarized above.

  The S&P 500 Index Portfolio is subject to equity market risk (i.e., the possibility that common stock prices will decline over short or even extended periods). The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

  To illustrate the volatility of stock prices, the following table sets forth the average returns of the S&P 500 for the period from 1926 to 1996:

                        S&P 500 Returns (1926-1996)
                       Over Various Time Horizons
                       ----------------------------
                      1 Year   5 Years  10 Years  20 Years
                      -----    -------  --------  --------
Best                   54.0%    23.9%     20.1%     16.9%
Worst                 -43.3%   -12.5%      -.9%      3.1%
Average                12.6%     --        --        --


Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

Investment in Foreign Securities

     Each Portfolio may invest in foreign securities that are suitable for the Portfolio's investment objectives and policies. Foreign securities investments are limited to 25% of net assets for the Equity and Bond Portfolios and to 35% of net assets for the Capital Portfolio. The S&P 500 Index Portfolio is limited to investing in those foreign securities included in the Standard & Poor's 500 Composite Stock Index. The term "foreign securities" refers to equity and debt securities of corporate issuers whose principal stock or bond exchange listing is outside of the United States, to American Depositary Receipts ("ADRs") that hold such securities, and to debt securities issued by foreign governments or foreign government agencies.

     Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities.
  These risks include political or economic instability in the foreign country, diplomatic developments that could adversely affect the value of the foreign security, foreign government taxes, the costs incurred by a Portfolio in converting among various currencies, fluctuation in currency exchange rates and the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source. In the event of a default on any foreign obligation, it may be difficult legally to obtain or to enforce a judgment against the issuer.

     Currency exchange rates are determined by forces of supply and demand. These forces are affected by international balance of payments, other economic and financial conditions, government intervention and other factors. The ability of a foreign obligor to make timely payments on its external debt obligations will be strongly influenced by the country's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.

     There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers are subject to accounting and reporting requirements which are generally less extensive than those applicable to domestic issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less governmental regulation of exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

     Foreign securities other than ADRs typically will be traded on the applicable country's principal stock or bond exchange but may also be traded on regional exchanges or over-the-counter. Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

     A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

     ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of the underlying foreign
securities.   ADRs are denominated in U.S. dollars and trade in
the U.S. securities markets. ADRs are subject to certain of the same risks as direct investment in foreign securities, including the risk that changes in the value of the currency in which the security underlying an ADR is denominated relative to the U.S. dollar may adversely affect the value of the ADR.

     Foreign securities purchased by the Portfolios may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payments of interest and principal. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

     To limit the risks of investing in any one country, each Portfolio that invests in foreign securities limits not only its total purchases of foreign securities, but also its purchases for any single country. For "major countries," the applicable limit is 10% of Portfolio net assets for the Equity and Bond Portfolios and 20% for the Capital Portfolio; for other countries, the applicable limit is 5% for each Portfolio.
"Major countries" currently include: The United Kingdom, Germany, France, Italy, Switzerland, Netherlands, Spain, Belgium, Canada, Mexico, Argentina, Chile, Brazil, Australia, Japan, Singapore, New Zealand, Hong Kong, Sweden and Norway.

Foreign Currency Transactions

     Each Portfolio that purchases foreign securities may also engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no margin or other deposit requirement.

     Portfolios will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

Repurchase Agreements

     A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of such agreements will mature in seven days or less. In the event of the bankruptcy of the other party, the Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs. It is not anticipated that any Portfolio will regularly utilize repurchase agreements extensively, since they are intended to be used to invest otherwise idle cash.

Reverse Repurchase Agreements

     The S&P 500 Index Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from the Portfolio's portfolio equal in value to the repurchase price (including any accrued interest) will be segregated by the Custodian on the Portfolio's records while a reverse repurchase agreement is in effect.

Futures Contracts and Options on Futures Contracts

     For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. As a temporary investment strategy until the Index Portfolio reaches $25 million in net assets, the Index Portfolio may invest up to 100% of its assets in such futures and/or options contracts. Thereafter, the Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

     Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the S&P 500, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options

     The Bond and Capital Portfolios may engage in certain limited options strategies as hedging techniques. These options strategies are limited to selling/writing call option contracts on U.S. Treasury Securities and call option contracts on futures on such securities held by the Portfolio (covered calls). The Portfolio may purchase call option contracts to close out a position acquired through the sale of a call option. The Portfolio will only write options that are traded on a domestic exchange or board of trade.

     The S&P 500 Index Portfolio may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

     A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

     As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

     The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

     Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security. Options strategies and related risks and limitations are described in more detail in the Statement of Additional Information.

Options on Securities Indices

     The S&P 500 Index Portfolio may purchase or sell options on the S&P 500, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

Collateralized Mortgage Obligations

     The Portfolios other than the S&P 500 Index Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Portfolios may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("Pos"), inverse floaters, or a combination of these securities. See "Money Market Instruments and Investment Techniques" in the Statement of Additional Information for a further discussion.

Lending Portfolio Securities

     The S&P 500 Index Portfolio may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest.

     The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. The Portfolio will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans are to be made only to borrowers that are deemed by the Adviser to be of good financial standing.

Other Information

     In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, each Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's annual report should be directed to the Fund at (513) 595-2600, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.


                      THE FUND AND ITS MANAGEMENT

     The Fund is a mutual fund, technically known as an open-end, diversified, management investment company. The Board of Directors is responsible for supervising the business affairs and investments of the Fund, which are managed on a daily basis by the Fund's investment adviser. The Fund was incorporated under the laws of the State of Maryland on January 30, 1984. The Fund is a series fund with four classes of stock, one for each Portfolio. The S&P 500 Index Portfolio was authorized on September 15, 1995 and commenced operations on December 29, 1995. Union Central has invested approximately $10.3 million in this Portfolio, but reserves the right to redeem any portion or all of its investment at any time.

Investment Adviser

     The Fund's investment adviser is Carillon Advisers, Inc. (the "Adviser"), P.O. Box 40407, Cincinnati, Ohio 45240. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of Union Central, a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of the Fund's Board of Directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages the Fund's business affairs.

     George L. Clucas has been primarily responsible for the day-to-day management of the Equity Portfolio since 1988 and the Capital Portfolio since its inception in 1990. Mr. Clucas is Director, President and Chief Executive Officer of the Fund, and President and Chief Executive Officer of the Adviser. He has been affiliated with the Adviser and Union Central since 1987. Steven R. Sutermeister (since 1990) has been primarily responsible for the day-to-day management of the Bond Portfolio. Mr. Sutermeister is Vice President of the Adviser and has been affiliated with the Adviser and Union Central since 1990. Previously, he was Senior Vice President of Washington Square Capital, Inc.

Advisory Fee

     The Fund pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

  (a) for the Equity Portfolio .65% of the first $50,000,000, .60% of the next $100,000,000, and .50% of all over $150,000,000 of the current value of the net assets;

  (b) for the Bond Portfolio .50% of the first $50,000,000, .45% of the next $100,000,000, and .40% of all over $150,000,000 of the current value of the net assets; and

  (c) for the Capital Portfolio .75% of the first $50,000,000, .65% of the next $100,000,000, and .50% of all over $150,000,000 of the current value of the net assets.

  (d) for the S&P 500 Index Portfolio .30% of the current value of the net assets.

  The fee paid for the Capital Portfolio is somewhat higher than the average fee paid in the industry. However, breakpoints at which fees are reduced are set at lower than normal amounts. It is the desire of the Fund and Adviser to reflect in the fee arrangement the effort involved in advising the separate Portfolios.

Expenses

  The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Portfolio that incurs them, while other expenses are allocated among the Portfolios on the basis of their relative size (i.e., the amount of their net assets). The Adviser will pay any expenses of the S&P 500 Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of that Portfolio's net assets.

Capital Stock

  The Fund currently has four classes of stock, one for each Portfolio. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The Fund's sole shareholder, Union Central, will vote Fund shares allocated to its registered separate accounts in accordance with instructions received from Contract Owners. However, by virtue of Fund shares allocated to its other separate accounts, Union Central currently has voting control and can make fundamental changes regardless of the voting instructions received from Contract Owners.


                   PURCHASE AND REDEMPTION OF SHARES

  The Fund offers its shares, without sales charge, only for purchase by Union Central and its separate accounts to fund benefits under both variable annuity contracts and variable universal life insurance policies. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity contractowners investing in the Fund and interests of holders of variable universal life insurance policies investing in the Fund. Union Central will report any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict arises, Union Central will, at its own cost, remedy such conflict up to and including establishing a new registered management company and segregating the assets underlying the variable annuity contracts and variable universal life insurance policies. It is possible that at some later date the Fund may offer shares to other investors. The Fund continuously offers shares in each of its Portfolios at prices equal to the respective net asset values of the shares of each Portfolio.

  The Fund redeems all full and fractional shares of the Fund for cash. No redemption fee is charged. The redemption price is the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.

  The net asset value of the shares of each Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio. Such determination is made by adding the values of all securities and other assets of the Portfolio, subtracting liabilities and expenses, and dividing by the number of shares of the Portfolio outstanding. Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

  Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

  All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.


                      DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute substantially all of the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of the Equity, Bond, Capital and S&P 500 Index Portfolios consists of all dividends or interest earned by such Portfolio less estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of each Portfolio are distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the respective Portfolio at net asset value.


                                 TAXES

  Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will be relieved of federal income tax on the amounts distributed.

  Since the sole shareholder of the Fund is Union Central, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the contracts, see the attached Prospectus for such contracts.


    CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

  Firstar Trust Company, Mutual Fund Services, P.O. Box 701,
Milwaukee, Wisconsin 53201-0701, acts as Custodian of the Fund's assets, and is its bookkeeping, transfer and dividend disbursing agent.
                               APPENDIX

                        CORPORATE BOND RATINGS

Moody's Investors Services, Inc.

  Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corporation

  AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

  AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

  A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

  BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  BB-B-CCC-CC Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                       COMMERCIAL PAPER RATINGS

Moody's Investors Services, Inc.

  A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following: (1) management; (2) economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas; (3) competition and customer acceptance of products; (4) liquidity; (5) amount and quality of long-term debt; (6) ten-year earnings trends; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Corporation

  Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

                            PART B


                   INFORMATION REQUIRED IN A
              STATEMENT OF ADDITIONAL INFORMATION


                    CARILLON FUND, INC.
----------------------------------------------------------

          STATEMENT OF ADDITIONAL INFORMATION

May 1, 1997

     This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Carillon Fund, Inc.'s ("Fund") current Prospectus, dated May 1, 1997, which may be obtained by calling the Fund at (513) 595-2600, or writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.




                   TABLE OF CONTENTS
                                                  Page
Investment Policies (7).................................. 2
  Money Market Instruments and Investment Techniques..... 2
  Certain Risk Factors Relating to High-Yield, High-Risk Bonds  6
 Investments in Foreign Securities........................6
  Futures Contracts...................................... 7
  Options ............................................... 8
  Lending Portfolio Securities...........................13
Investment Restrictions..................................13
Portfolio Turnover ......................................16
Management of the Fund (13)..............................17
  Directors and Officers.................................17
  Investment Adviser ....................................19
  Payment of Expenses....................................20
  Advisory Fee...........................................21
  Investment Advisory Agreement..........................21
  Administration.........................................22
  Service Agreement......................................23
  Securities Activities of Adviser.......................23
Determination of Net Asset Value (14)....................24
Purchase and Redemption of Shares (14)...................24
Taxes (15)...............................................25
Portfolio Transactions and Brokerage.....................25
General Information (2)..................................26
  Capital Stock .........................................26
  Voting Rights..........................................27
  Additional Information ................................28
Independent Auditors ....................................28

( ) indicates page on which the corresponding section appears in the Prospectus.

UCCF 515  4-97

                CARILLON FUND, INC.
--------------------------------------------------------

              INVESTMENT POLICIES

     The following specific policies supplement the Fund's
"Investment Objectives and Policies" set forth in the Prospectus.

Money Market Instruments and Investment Techniques

     Certain money market instruments and investment techniques are described below. Money market instruments may be purchased extensively by the Capital Portfolio. They may also be purchased by the Equity, Bond and S&P 500 Index ("Index Portfolio") Portfolios to a very limited extent (to invest otherwise idle cash) or on a temporary basis (if invested in money market instruments for defensive purposes).

Small Bank Certificates of Deposit. The Fund may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., one of the Portfolios) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period.
The underlying securities will only consist of securities in which the respective Portfolio may otherwise invest. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. Repurchase agreements will be fully collateralized at all times and interest on the underlying security will not be taken into account for valuation purposes. The investments by a Portfolio in repurchase agreements may at times be substantial when, in the view of the Adviser, unusual market, liquidity, or other conditions warrant.

     If the issuer of the repurchase agreement defaults and does not repurchase the underlying security, the Portfolio might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the issuer becomes involved in bankruptcy proceedings, the Portfolio may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Portfolio will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

When-issued and Delayed-delivery Securities. From time to time, in the ordinary course of business, each Portfolio of the Fund may purchase securities on a when-issued or delayed-delivery basis i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of such Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Portfolio will also establish a segregated account with the Fund's custodian bank in which it will maintain cash or cash equivalents or other Portfolio securities equal in value to commitments for such when-issued or delayed-delivery securities.

GNMA Certificates GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

     Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates that the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations   The Federal National
Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Mortgage-Related Securities     Each Portfolio of the Fund other
than the S&P 500 Index Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with
CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

     Each Portfolio of the Fund other than the S&P 500 Index Portfolio may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities. Stripped mortgage-backed securities ("SMBS") are usually structured with several classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (an IO), while the other class will receive all of the principal (a PO). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated or less-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment or obtain its initially assumed yield on some of these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on classes of SMBS that have more uncertain timing of cash flows are generally higher than prevailing market yields on other mortgage-backed securities because there is a greater risk that the initial investment will not be fully recouped or received as planned over time.

     Each Portfolio of the Fund other than the S&P 500 Index Portfolio may invest in another CMO class known as leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

     Certain CMOs may be deemed to be illiquid securities for purposes of the Fund's 10% limitation on investments in such securities. The investment adviser limits investments in more risky CMOs (IOs, POs, inverse floaters) to no more than 5% of its total assets.


Certain Risk Factors Relating to High-Yield, High-Risk Bonds

     The descriptions below are intended to supplement the material in the Prospectus regarding high-yield, high-risk bonds.

Sensitivity to Interest Rates and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments and their yields will fluctuate over time. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

Payment Expectations. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.


Investments in Foreign Securities

American Depositary Receipts.   American Depositary Receipts
("ADRs") may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

Foreign Exchange.    If a foreign country cannot generate
sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, multilateral organizations, and inflows of foreign investment. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign currencies. Currency devaluations may affect the ability of an obligor to obtain sufficient foreign currencies to service its external debt.

Foreign Currency Exchange Transactions.   Each Portfolio that
engages in foreign currency exchange transactions may do so on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, a Portfolio attempts to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and the date on which related payments are made or received.

     Portfolios will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

Foreign Markets.   Delays in settlement which may occur in
connection with transactions involving foreign securities could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned thereon. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in values of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the portfolio of any restrictions on investments.

Foreign Debt Securities.   Investing in foreign debt securities
will expose the Portfolios to the direct or indirect consequences of political, social or economic changes in the industrialized developing and emerging countries that issue the securities. The ability and willingness of obligor or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant
country.   Additional country-related factors unique to foreign
issuers which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's relationships with the International Monetary Fund, the World Bank and other international agencies.

Futures Contracts

     For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. As a temporary investment strategy until the Index Portfolio reaches $25 million in net assets, the Index Portfolio may invest up to 100% of its assets in such futures and/or options contracts. Thereafter, the Portfolio may invest up to 20% of its assets in such futures and/or options contracts. The Index Portfolio does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin"} to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

     Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the S&P 500, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options

     The Bond and Capital Portfolios may sell (write) listed options on U.S. Treasury Securities and options on contracts for the future delivery of U.S. Treasury Securities as a means of hedging the value of such securities owned by the Portfolio. The S&P 500 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

     As a writer of a call option, a Portfolio may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Portfolio so desires.

     The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security. Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security. The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

     Although the Bond and Capital Portfolios will write only options on U.S. Treasury Securities and options on futures contracts with respect to such securities which are traded on a national exchange or Board of Trade, and the S&P 500 Index Portfolio will write only options on securities among the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"*) and options of futures contracts with respect to such securities, there is no assurance that a liquid secondary market will exist for any particular option. In the event it is not possible to effect a closing transaction, the Portfolio will not be able to sell the underlying security, until the option expires or the option is exercised by the holder.


*The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Carillon Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Carillon Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Carillon Fund or the Portfolio. S&P has no obligation to take the needs of Carillon Fund or the beneficial owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CARILLON FUND, BENEFICIAL OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



     The Portfolio will effect a closing transaction to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security prior to the expiration date of the option, or to allow for the writing of another call option on the same underlying security with either a different exercise price or expiration date or both.

     Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities;
(d) inadequacy of the facilities of an exchange or the Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Portfolio's ability to effect closing transactions.

     The Bond and Capital Portfolios may write call options on futures contracts on U.S. Treasury Securities as a hedge against the adverse effect of expected increases in interest rates on the value of Portfolio securities, in order to establish more definitely the effective return on securities held by the Portfolio. The S&P 500 Index Portfolio will write call options on futures contracts on the S&P 500 or securities included therein only for hedging purposes to protect the price of securities it intends to buy and when such transactions enable it to correlate its investment performance more closely to that of the S&P 500 than would a direct purchase of securities included in the S&P 500. The Portfolios will not write options on futures contracts for speculative purposes.

     A futures contract on a debt security is a binding contractual commitment which will result in an obligation to make or accept delivery, during a specified future time, of securities having standardized face value and rate of return. Selling a futures contract on debt securities (assuming a short position) would give the Portfolio a legal obligation and right as seller to make future delivery of the security against payment of the agreed price.

     Upon the exercise of a call option on a futures contract, the writer of the option (the Portfolio) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. Nevertheless, if an option on a futures contract written by the Portfolio is exercised, the Portfolio intends to either close out the futures contract by purchasing an offsetting futures contract, or deliver the underlying securities immediately, in order to avoid assuming a short position. There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, but it may always deliver the underlying security.

     As a writer of options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Portfolio. If the option is exercised, the Portfolio might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market.
The Portfolio will not write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Risks. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any options transactions. The price of U.S. Treasury Securities futures are volatile and are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The price of S&P 500 futures are also volatile and are influenced, among other things, by changes in conditions in
the securities markets in general.                          .

     In the event of an imperfect correlation between a futures position (and a related option) and the Portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities (including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

     Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying debt securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Portfolio will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

     The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts make or take delivery of underlying securities rather than engage in closing transactions. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of debt securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Limitations on the Use of Options on Futures. The Portfolio will only write options on futures that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. The principal exchanges in the United States for trading options on Treasury Securities are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. These exchanges and trading options on futures are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

     It is the Fund's opinion that it is not a "commodity pool" as defined under the Commodity Exchange Act and in accordance with rules promulgated by the CFTC.

     The Portfolio will not write options on futures contracts for which the aggregate premiums exceed 5% of the fair market value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

     All of the futures options transactions employed by the Portfolio will be BONA FIDE hedging transactions, as that term is used in the Commodity Exchange Act and has been interpreted and applied by the CFTC. To ensure that its futures options transactions meet this standard, the Fund will enter into such transactions only for the purposes and with the intent that CFTC has recognized to be appropriate.

Custodial Procedures and Margins. The Fund's Custodian acts as the Fund's escrow agent as to securities on which the Fund has written call options and with respect to margin which the Fund must deposit in connection with the writing of call options on futures contracts. The Clearing Corporation (CC) will release the securities or the margin from escrow on the expiration of the call, or when the Fund enters into a closing purchase transaction. In this way, assets of the Fund will never be outside the control of the Fund's custodian, although such control might be limited by the escrow receipts issued.

     At the time the Portfolio sells a call option on a contract for future delivery of U.S. Treasury Securities ("Treasury futures contract"), it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The Portfolio will earn interest income on its initial margin deposits.

     In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Portfolio to supplement the margin held in escrow. This will be done by placing additional cash or U.S. Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

     The assets in the margin account will be released to the CC only if the Portfolio defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.

Lending Portfolio Securities

     The S&P 500 Index Portfolio may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Portfolio any income accruing thereon, and the Portfolio may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Portfolio in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders. The Portfolio may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.

     The S&P 500 Index Portfolio may invest in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)"). SPDRs are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of the S&P 500. While the investment objective of such a unit investment trust is to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500, there can be no assurance that this investment objective will be met fully. As SPDRs are securities issued by an investment company, non-fundamental restriction (5) below restricts purchases of SPDRs to 5% of the Portfolio's assets.
                 INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental restrictions relating to the investment of assets of the Portfolios and other investment activities. These are fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each Portfolio affected (which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of the majority of the outstanding voting shares of that Portfolio only. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund is allowed to:

     (1) Issue senior securities (except that each Portfolio may borrow money as described in restriction [9] below).

     (2) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer.

     (3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

     (4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry.
For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     (5) Purchase or sell commodities, commodity contracts, or real estate, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to futures contracts or options purchased by the S&P 500 Index Portfolio in compliance with non-fundamental restrictions [8 and 9] below.

     (6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

     (7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements
(the purchase of publicly traded obligations not being considered the making of a loan).

     (8) Lend its securities, except that the S&P 500 Index
Portfolio may lend securities in compliance with non-fundamental restriction [7] below.

     (9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks (and, in the case of the S&P 500 Index Portfolio by entering into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging.

     (10) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Portfolio.

     (11) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Portfolio and except as it may be deemed such in a sale of restricted securities.

     (12) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

     The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions, no Portfolio of the Fund may:


     (1) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolios or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

     (2) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     (3) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

     (4) Invest in companies for the purpose of exercising control (alone or together with the other Portfolios).

     (5) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Portfolio's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and only if immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities.

     The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions:

     The S&P 500 Index Portfolio of the Fund may not:

     (6) Lend portfolio securities with an aggregate value of more than 10% of its total assets.

     (7) Invest more than 20% of its assets in futures contracts and/or options on futures contracts, except as a temporary investment strategy until the Index Portfolio reaches $25 million in net assets, the Index Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

     (8) Invest in options unless no more than 5% of its assets is paid for premiums for outstanding put and call options
(including options on futures contracts) and unless no more than 25% of the Portfolio's assets consist of collateral for outstanding options.

     If a percentage restriction (for either fundamental or nonfundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

     In addition to the investment restrictions described above, the Fund will comply with restrictions contained in any current insurance laws in order that the assets of The Union Central Life Insurance Company's ("Union Central") separate accounts may be invested in Fund shares.


                       PORTFOLIO TURNOVER

     Each Portfolio has a different expected annual rate of Portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of Portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The Portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher Portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders. However, because rate of Portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable.

     The annual Portfolio turnover rates for the Equity Portfolio were 52.53% and 34.33%, respectively, for 1996 and 1995. The annual Portfolio turnover rates for the Bond Portfolio were 202.44% and 111.01%, respectively, for 1996 and 1995. The annual Portfolio turnover rates for the Capital Portfolio were and 53.11% and 43.83%, respectively, for 1996 and 1995. The annual turnover rate for the S&P 500 Index Portfolio was 1.09% for 1996.

                    MANAGEMENT OF THE FUND

Directors and Officers

     The directors and executive officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise noted, the address of each executive officer and director is 1876 Waycross Road, Cincinnati, Ohio 45240.

                            Position(s)
Name, Address               with             Principal Occupation(s)
and Age                     the Fund         During Past Five Years
-------------               -----------      ----------------------
George M. Callard, M.D.     Director         Professor of Clinical
3021 Erie Avenue                             Surgery, University of
Cincinnati, Ohio  45208                      Cincinnati
(Age 63)

George L. Clucas*           Director,        Senior Vice President,
(53)                        President and    Union Central; Director,
                            Chief Executive  President and Chief
                            Officer          Executive Officer,
                                             Carillon Advisers, Inc.
                                             ("Adviser"); Director,
                                             Carillon Investments,
                                             Inc. ("CII")

Theodore H. Emmerich        Director         Consultant; former Partner,
1201 Edgecliff Place                         Ernst & Whinney, Accountants
Cincinnati, Ohio  45206
(70)

James M. Ewell              Director         Retired Senior Vice
9000 Indian Ridge Road                       President and Director,
Cincinnati, Ohio  45243                      The Procter and Gamble
(81)                                         Company

Richard H. Finan            Director         Attorney at Law;
11137 Main Street                            President Pro Tempore
Cincinnati, Ohio  45241                      of the Ohio State Senate
(62)

Jean Patrice                Director         Interim President, Cincinnati
Harrington, S.C.                             State Technical and Community
3217 Whitfield Avenue                        College; Former Executive
Cincinnati, Ohio 45220                       Director, Cincinnati Youth
(71)                                         Collaborative; President
                                             Emeritus (formerly, President)
                                             College of Mt. St. Joseph

John H. Jacobs*             Director         Executive Vice President,
(50)                                         Union Central; prior to
                                             June, 1995, Officer and
                                             employee, Union Central

Charles W. McMahon          Director         Retired Senior Vice
2031 W. Galbraith Road, #E                   President and Director,
Cincinnati, Ohio 45239                       Union Central
(78)

Harry Rossi*                Director         Director Emeritus, Union
641 Flagstaff Drive                          Central; Director,
Cincinnati, Ohio 45215                       Adviser; former Chairman,
(77)                                         President and Chief
                                             Executive Officer,
                                             Union Central

Stephen R. Hatcher          Senior Vice      Executive Vice President
(54)                        President        and Chief Financial
                                             Officer, Union Central;
                                             prior to June, 1995, officer
                                             and employee, Union Central

John F. Labmeier            Vice President   Second Vice President,
(48)                        and Secretary    Associate General
                                             Counsel and Assistant
                                             Secretary, Union Central;
                                             Vice President and Secretary,
                                             CII; Secretary, Adviser

Thomas G. Knipper           Controller       Assistant Controller,
(39)                                         Union Central; prior to
                                             July, 1995, Treasurer of
                                             The Gateway Trust and Vice
                                             President and Controller
                                             of Gateway Advisers, Inc.

PJ Barker                   Assistant        Investment Accounting Manager,
(27)                        Controller       Union Central; prior to June,
                                             1993, Senior Staff
                                             Accountant, Arther
                                             Andersen LLP

Joseph A. Tucker            Treasurer        Assistant to the Treasurer,
(62)                                         Union Central; prior to
                                             October 1992, Officer
                                             and employee, Union Central

John M. Lucas               Assistant        Assistant Counsel and
(46)                        Secretary        Assistant to the Secretary,
                                             Union Central; prior to
                                             October, 1992, Officer
                                             and employee, Union Central



* Messrs. Clucas, Jacobs and Rossi are considered to be "interested persons" of the Fund (within the meaning of the Investment Company Act of 1940) because of their affiliation with the Adviser.

     Each of the directors also serves as a trustee of Carillon
Investment Trust.

     All directors who are not "interested persons" of the Company are members of the Audit Committee.

     As of the date of this Statement of Additional Information, officers and directors of the Fund do not own any of the outstanding shares of the Fund. Directors who are not officers or employees of Union Central or Adviser are paid a fee plus actual out-of-pocket expenses by the Fund for each meeting of the Board of Directors attended. Total fees and expenses incurred
for 1996 were $44,810.

                            Compensation Table

  (1)                    (2)          (3)          (4)       (5)
Name of                Aggregate    Pension or   Estimated  Total
Person,                Compensation Retirement   Retirement Compensation
Position               From         Benefits     Benefits   From Registrant
                       Registrant   Accrued As   Upon       and Fund
                                    Part of      Retirement Complex*
                                    Fund Expenses           Paid to
                                                            Directors

George M. Callard,     7,300**        --           --        10,600
M.D.
Director

George L. Clucas        N/A           N/A           N/A       N/A
Director

Theodore H. Emmerich   7,500          --           --        10,800
Director

James M. Ewell         7,300          --           --        10,600
Director

Richard H. Finan       7,300          --           --        10,600
Director

Jean Patrice
Harrington, S.C.       7,300          --           --        10,600
Director

John H. Jacobs         N/A            N/A          N/A       N/A
Director

Charles W. McMahon     7,300**        --           --        10,600
Director

Harry Rossi            N/A            N/A          N/A       N/A
Director


*   Each of the Directors also serves as a Trustee of Carillon
Investment Trust.
** Messrs. Callard and McMahon have been deferring their compensation each year. As of December 31, 1996, the total amount deferred, including interest, was as follows: Dr. Callard
- $62,476; Mr. McMahon - $25,223.

Investment Adviser

     The Fund has entered into an Investment Advisory Agreement ("Agreement") with Carillon Advisers, Inc. ("Adviser") whose principal business address is 1876 Waycross Road, Cincinnati, Ohio 45240 (P.O. Box 40407, Cincinnati, Ohio 45240). The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are George L. Clucas, President and Chief Executive Officer; Thomas G. Knipper, Treasurer; and John
F. Labmeier, Secretary.

     Pursuant to the Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of Portfolio securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of the Fund.

     The Adviser continuously furnishes an investment program for each Portfolio, is responsible for the actual management of each Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Portfolios in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for the Fund. The Adviser may utilize the advisory services of subadvisers for one or more of the Portfolios.

Payment of Expenses

     Under the terms of the Agreement, in addition to managing the Fund's investments, the Adviser, at its expense, maintains certain of the Fund's books and records (other than those provided by Firstar Trust Company, by agreement) and furnishes such office space, facilities, equipment, and clerical help as the Fund may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of the Fund, who are employees of Union Central. The Adviser also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. Expenses not expressly assumed by the Adviser under the Agreement will be paid by the Fund.

     Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolios. Expenses other than the Adviser's fee that are borne directly and paid individually by a Portfolio include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Portfolio securities, transfer taxes, transaction expenses of the custodian, pricing services used by only one or more Portfolios, and other costs properly payable by only one or more Portfolios. Expenses which are allocated on the basis of size of the respective Portfolios include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per Portfolio base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of the Fund's operation properly payable by the Fund and allocable on the basis of size of the respective Portfolios. The Adviser will pay any expenses of the S&P 500 Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of that Portfolio's net assets.

     Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a Portfolio or allocated on the basis of the size of the respective Portfolios. The directors have determined that this is an appropriate method of allocation of expenses.

     The Agreement also provides that if the total operating expenses of the Fund, exclusive of the advisory fee, taxes, interest, brokerage fees and certain legal claims and liabilities and litigation and indemnification expenses, as described in the Agreement, for any fiscal year exceed 1.0% of the average daily net assets of the Fund, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. Such amount, if any, will be calculated daily and credited on a monthly basis.

Advisory Fee

     As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily as described on page 11 of the Prospectus. The compensation after all waivers for each Portfolio was as follows:


         Equity        Bond        Capital     S&P 500 Index
Year     Portfolio     Portfolio   Portfolio   Portfolio
1996     $1,436,998    $384,084    $1,032,861      $8,233
1995     $1,108,596    $314,237    $913,378        -0-
1994     $924,881      $273,068    $766,664        N/A


     There is no assurance that the Portfolios will reach a net asset level high enough to realize a reduction in the rate of the advisory fee. Any reductions in the rate of advisory fee will be applicable to each Portfolio separately in accordance with the schedule of fees applicable to each Portfolio.

Investment Advisory Agreement

     The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Adviser, on March 22, 1984. Unless earlier terminated as described below, the Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Portfolio; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by the Fund on 60 days notice, and by the Adviser on 90 days notice. On March 27, 1997, the Agreement was approved for continuance for one (1) year by the Board of Directors by unanimous vote of those present, including a majority of the directors who are not parties to such contract or interested persons of any such party.

     On March 21, 1990, the Board of Directors took steps to activate the Capital Portfolio of the Fund by authorizing the issuance of shares of that Portfolio to a separate account of Union Central. The Board of Directors also approved an amendment to the Investment Advisory Agreement so as to make the Agreement applicable to the Capital Portfolio and to specify the advisory fee payable by it. The Board determined that the amendment did not affect the interests of the classes of Fund shares other than Capital Portfolio shares and that therefore only the holders of Capital Portfolio shares were entitled to vote on the amendment. On May 1, 1990, the Union Central separate account invested $15.2 million in the Capital Portfolio in exchange for 1,390,516 shares at a price of $10.95 per share. Union Central, as legal owner of the Capital Portfolio shares purchased by its separate account and as sole shareholder of the Capital Portfolio, approved the Agreement as amended.

     On September 15, 1995, the Board of Directors took steps to activate the S&P 500 Index Portfolio of the Fund by authorizing the issuance of shares of that Portfolio. On December 13, 1995, the Board of Directors also approved an amendment to the Investment Advisory Agreement so as to make the Agreement applicable to the Index Portfolio and to specify the advisory fee payable by it. The Board determined that the amendment did not affect the interests of the classes of Fund shares other than Index Portfolio shares and that therefore only the holders of Index Portfolio shares were entitled to vote on the amendment. The sole shareholder of the Index Portfolio approved the Agreement as amended on January 3, 1996.

     The Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administration services, the Adviser will be held to a normal standard of liability.

     The Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

     If the question of continuance of the Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Portfolio shall be effective only if approved by a majority vote of the outstanding voting securities of that Portfolio. If the shareholders of any one or more of the Portfolios should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any Portfolio whose shareholders approved the Agreement.

Administration

     The Adviser is responsible for providing certain administrative functions to the Fund and has entered into an Administration Agreement with Carillon Investments, Inc. ("CII") under which CII furnishes substantially all of such services for an annual fee of .20% of the average net assets of the Bond, Capital and Equity Portfolios, and .05% of the average net assets of the S&P 500 Index Portfolio. The fee is borne by the Adviser, not the Fund. Under the Administration Agreement, CII is obligated to provide persons for clerical, accounting, bookkeeping, administrative and other similar services, to supply office space, stationery and office supplies, and to prepare tax returns, reports to stockholders, and filings with the Securities and Exchange Commission and state securities authorities.

Service Agreement

     Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to the Fund under the Agreement.
Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement. The Service Agreement was approved by the shareholders of the Equity, Bond and Capital Portfolios at a meeting held on March 20, 1992. The sole shareholder of the S&P 500 Index Portfolio approved the Service Agreement on January 3, 1996.

Securities Activities of Adviser

     Securities held by the Fund may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the Fund's Portfolios or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund's Portfolios, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more Portfolios) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund Portfolio(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.




             DETERMINATION OF NET ASSET VALUE

     As described on page 12 of the Prospectus, the net asset value of shares of the Fund is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

     Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, will be valued as follows: Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.


           PURCHASE AND REDEMPTION OF SHARES

     The Fund offers its shares, without sales charge, only to Union Central and its separate accounts. It is possible that at some later date the Fund may offer shares to other investors.

     The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                      TAXES

     Each Portfolio of the Fund will be treated as a separate entity for federal income tax purposes. Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the provisions of the Code by distributing substantially all of its net income (both ordinary income and capital gain), the Portfolio will be relieved from federal income tax on the amounts distributed.

     In order to qualify as a regulated investment company, in each taxable year each Portfolio must, among other things: (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of stocks or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains) or other income (including, but not limited to, gains from options, futures, or forward contracts which are ancillary to the Portfolio's principal business of investing in stocks or securities or options and futures with respect to stocks or securities) derived with regard to its investing in such stocks, securities or currencies; and (b) derive less than 30 percent of its gross income from gains (without deduction for losses) realized on the sale or other disposition of any of the following held for less than three months: securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) or certain foreign currencies. In order to meet the requirements noted above, the Fund may be required to defer disposing of certain options, futures contracts and securities beyond the time when it might otherwise be advantageous to do so. These requirements may also affect the Fund's investments in various ways, such as by limiting the Fund's ability to:(a) sell investments held for less than three months; (b) effect closing transactions on options written less than three months previously; (c) write options for a period of less than three months; and (d) write options on securities held for less than the long-term capital gains holding period. For a discussion of tax consequences to owners of annuity contracts, see the Prospectus for those contracts.

     The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal
Revenue Service.


              PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is primarily responsible for the investment decisions of each Portfolio, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in Portfolio securities. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

     If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of Portfolio securities transactions of each Portfolio will consist primarily of brokerage commission or dealer or underwriter spreads.

     While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Portfolio securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Fund will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

     During 1996, 26% of the Fund's total brokerage was allocated to brokers who furnish statistical data or research information.
Brokerage commissions paid during 1996, 1995 and 1994 were $475,382, $349,679 and $232,642, respectively.


                   GENERAL INFORMATION

Capital Stock

     The Fund was incorporated in Maryland on January 30, 1984. The authorized capital stock of the Fund consists of sixty-million shares of common stock, par value ten cents ($0.10) per share. Fifty-five million shares of the authorized capital stock is currently divided into the following classes: Equity Portfolio consisting of twenty-million authorized shares; Capital Portfolio consisting of fifteen-million authorized shares; Bond Portfolio consisting of ten-million authorized shares; and S&P 500 Index Portfolio consisting of ten-million authorized shares.

     The balance of the shares may be issued to the existing Portfolios, or to new Portfolios having the number of shares and descriptions, powers, and rights, and the qualifications, limitations, and restrictions as the Board of Directors may determine. The Board of Directors may also change the designation of any Portfolio and may increase or decrease the number of authorized shares of any Portfolio, but may not decrease the number of authorized shares of any Portfolio below the number of shares then outstanding.


     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective
Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

Voting Rights

     In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of the Fund has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, the Fund shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. The Fund intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

     All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

     Matters in which the interests of all Portfolios are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

     Matters requiring separate shareholder voting by Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

     The phrase "a majority of the outstanding voting securities" of a Portfolio (or of the Fund) means the vote of the lesser of:
(1) 67% of the shares of the Portfolio (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Fund).

     As noted in the Prospectus, Union Central currently has voting control of the Fund. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Portfolio's fundamental investment objectives and policies, etc.) regardless of the views of Contract Owners. However, under current interpretations of presently applicable law, Contract Owners are entitled to give voting instructions with respect to Fund shares held in registered separate accounts and therefore all Contract Owners would receive advance notice before any such changes could be made.

Additional Information

     This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

                     INDEPENDENT AUDITORS

     The financial statements of the Fund have been audited by Deloitte & Touche LLP, 1700 Courthouse Plaza NE, Dayton, Ohio 45402, independent auditors, whose report follows. The financial statements are included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, given upon their authority as experts in auditing and accounting.

                    CARILLON  FUND, INC.


                    Financial Statements


                      December 31, 1996

CARILLON FUND, INC.
REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Carillon Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Carillon Fund, Inc. (consisting of the Equity Portfolio, Capital Portfolio, Bond Portfolio and the S&P 500 Index Portfolio), including the schedules of investments, as of December 31, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods ended December 31, 1996 and December 31, 1995, respectively. These financial statements and financial highlights ("financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights presented for periods prior to December 31, 1995 were audited by other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the Portfolios of Carillon Fund, Inc. as of December 31, 1996, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods ended December 31, 1996 and December 31, 1995, respectively, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Dayton, Ohio
February 3, 1997



CARILLON FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 1996

                                                                S&P 500
                          Equity       Capital      Bond        Index
                          Portfolio    Portfolio    Portfolio   Portfolio
                          ------------ ------------ ----------- -----------
ASSETS
Investments in
 securities, at value     $282,646,476 $156,298,562 $88,078,300 $29,275,723
 (cost $222,263,315;
 $144,685,532;
 $86,040,107;
 $26,294,249)
Cash                             3,375      --          --          --
Receivables:
Shares sold                  1,033,820      348,253     106,559     179,916
Securities sold              5,144,647    1,864,018     --           17,389
Interest and Dividends         575,981      879,817   1,368,459      43,553
Prepaid expenses
  and other                     12,911        8,460       5,022       1,195
                          ------------ ------------ ----------- -----------
                           289,417,210  159,399,110  89,558,340  29,517,776
                          ------------ ------------ ----------- -----------
LIABILITIES
Payables:
Investment securities
  purchased                  1,145,250      --        3,567,982     --
Shares purchased               --                45          66     180,224
Investment advisory fees       134,253       90,306      34,737       8,233
Custodial and portfolio
  accounting fees                6,794        7,868       5,954       6,022
Professional fees                6,149        5,462       5,618       5,299
Bank overdraft                 --           --          218,525          23
Variation margin               --           --          --          102,200
Other accrued expenses           1,041        1,543       4,275      11,165
Deferred compensation
  for directors                --           --           87,054     --
                          ------------ ------------ ----------- -----------
                             1,293,487      105,224   3,924,211     313,166
                          ------------ ------------ ----------- -----------
NET ASSETS
Paid-in capital            192,682,992  134,247,020  83,411,472  25,912,734
Undistributed net
  investment income            734,698      982,540      --          42,252
Distributions in excess
 of net investment
 income                         --           --       (296,645)      --
Accumulated net realized
  gain/(loss)               34,322,872   12,451,296     481,109     218,750
  on investments
Net unrealized              60,383,161   11,613,030   2,038,193   3,030,874
  appreciation on         ------------ ------------ ----------- -----------
  investments and
  futures contracts
                          $288,123,723 $159,293,886 $85,634,129 $29,204,610
                          ============ ============ =========== ===========

Shares authorized
 ($.10) par value           20,000,000   15,000,000  10,000,000  10,000,000

Shares outstanding          14,813,685   10,655,370   7,847,440   2,407,503

Net asset value,
 offering, and
 redemption price               $19.45       $14.95      $10.91      $12.13
   per share



The accompanying notes are an integral part of the financial statement.

                     CARILLON FUND, INC.
                  STATEMENTS OF OPERATIONS

Year Ended December 31, 1996
                                                              S&P 500
                           Equity      Capital     Bond        Index
                           Portfolio   Portfolio   Portfolio   Portfolio
                           ---------   ---------   ---------   ---------
                                       >c?
INVESTMENT INCOME
 Interest                  $ 1,041,257 $ 6,227,142 $ 6,257,449 $  135,283
 Dividends (net of
  foreign withholding
  taxes of $117,559;
  $41,233; $0; $2,598)       4,734,994   1,629,448      --         311,295
                           ----------- ----------- ----------- ----------
                             5,776,251   7,856,590   6,257,449    446,578
                           ----------- ----------- ----------- ----------
EXPENSES
 Investment advisory fees    1,436,998   1,032,861     384,084     48,985
 Custodial fees and
    expenses                    61,313      46,599      22,157     14,140
 Portfolio accounting fees      48,645      46,102      39,174     29,713
 Professional fees               9,181       8,980       9,448     15,895
 Director's fees                11,351      11,351      11,354     10,754
 Transfer agent fees             6,010       6,054       6,089      5,853
 Registration and
    filing fees                  8,919       8,590       7,616      2,493
 Other                          17,403      11,713      10,894      9,982
                           ----------- ----------- ----------- ----------
                             1,599,820   1,172,250     490,816    137,815

Fees waived by the Adviser      --          --          --        (40,752)
                           ----------- ----------- ----------- ----------
                             1,599,820   1,172,250     490,816     97,063
                           ----------- ----------- ----------- ----------
NET INVESTMENT INCOME        4,176,431   6,684,340   5,766,633    349,515
                           ----------- ----------- ----------- ----------
REALIZED AND UNREALIZED
  GAIN/(LOSS) ON
  INVESTMENTS AND
  FUTURES CONTRACTS
Net realized gain
  on investments            34,227,538  12,459,745   1,210,173     32,147
Net realized gain on
  futures contracts             --           --          --       186,603
                           ----------- ----------- ----------- ----------
                            34,227,538  12,459,745   1,210,173    218,750
                           ----------- ----------- ----------- ----------
Net change in unrealized
  appreciation/
  (depreciation) on
  investments               17,468,047   1,990,613 (1,316,722)  2,981,474
Net change in unrealized
 appreciation/
(depreciation) on
 futures contracts              --          --         --          49,375
                           ----------- ----------- ----------- ----------
                            17,468,047   1,990,613 (1,316,722)  3,030,849
                           ----------- ----------- ----------- ----------
NET REALIZED AND
   UNREALIZED GAIN/
   (L0SS) ON INVESTMENTS
   AND FUTURES CONTRACTS    51,695,585  14,450,358   (106,549)  3,249,599
                           ----------- ----------- ----------- ----------
NET INCREASE IN NET
 ASSETS FROM OPERATIONS    $55,872,016 $21,134,698 $5,660,084  $3,599,114
                           =========== =========== =========== ==========


The accompanying notes are an integral part of the financial statements.

                     CARILLON FUND, INC.
            STATEMENTS OF CHANGES IN NET ASSETS

                                     Equity Portfolio
                                 For the Year Ended December 31,
                                 -------------------------------
                                       1996          1995
                                       ----          ----
OPERATIONS
 Net investment income                 $ 4,176,431   $ 3,230,075
 Net realized gain/(loss)
  on investments and futures            34,227,538     9,962,775

 Net change in unrealized
  appreciation /(depreciation) on
  investments and futures contracts     17,468,047    31,418,181
                                       -----------   -----------
                                        55,872,016    44,611,031
                                       -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                  (3,889,965)   (3,023,061)
 In excess of net investment income         --            --
 Net realized gain on investments       (9,867,342)  (12,644,665)
                                       -----------   -----------
                                       (13,757,307)  (15,667,726)
                                       -----------   -----------
FUND SHARE TRANSACTIONS
 Proceeds from shares sold              41,762,282    29,948,214
 Net asset value of shares
   issued to shareholders
   in reinvestment of distributions     13,757,307    15,667,726
 Payments for shares redeemed          (29,173,822)  (12,692,274)
                                       -----------   -----------
                                        26,445,767    32,923,666
                                       -----------   -----------
NET INCREASE IN NET ASSETS              68,560,476    61,866,971

NET ASSETS
 Beginning of year                     219,563,247   157,696,276
                                       -----------   -----------
 End of year                           288,123,723   219,563,247
                                       ===========   ===========
FUND SHARE TRANSACTIONS:
 Sold                                    2,393,015     1,968,821
 Issued in reinvestment
   of distributions                        809,878     1,111,633
 Redeemed                               (1,660,244)     (837,546)
                                       -----------   -----------
     Net increase from fund
         share transactions              1,542,649     2,242,908
                                       -----------   -----------


The accompanying notes are an integral part of the financial statements.

                   CARILLON FUND, INC.
          STATEMENTS OF CHANGES IN NET ASSETS

                                       Capital Portfolio
                                For the Year Ended December 31,
                                -------------------------------
                                       1996         1995
                                       ----         ----
OPERATIONS
 Net investment income                 $ 6,684,340  $ 6,696,820
 Net realized gain on
   investments and futures              12,459,745    1,973,190
 Net change in unrealized
   appreciation/(depreciation) on
   investments and futures contracts     1,990,613    8,952,302
                                       -----------  -----------
                                        21,134,698   17,622,312
                                       -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                  (6,050,397)  (6,389,872)
 In excess of net investment income         --           --
 Net realized gain on investments       (2,002,549)  (5,716,244)
                                       -----------  -----------
                                        (8,052,946) (12,106,116)
                                       -----------  -----------
FUND SHARE TRANSACTIONS
 Proceeds from shares sold              17,130,822   21,179,705
 Net asset value of shares
  issued to shareholders in
  reinvestment of distributions          8,052,945   12,106,115
 Payments for shares redeemed          (24,594,141) (12,442,444)
                                       -----------  -----------
                                           589,626   20,843,376
                                       -----------  -----------
NET INCREASE IN NET ASSETS              13,671,378   26,359,572

NET ASSETS
 Beginning of year                     145,622,508  119,262,936
                                       -----------  -----------
 End of year                           159,293,886  145,622,508
                                       ===========  ===========

FUND SHARE TRANSACTIONS:
 Sold                                    1,199,385    1,579,714
 Issued in reinvestment of
   distributions                           570,034      922,915
 Redeemed                               (1,729,493)    (928,220)
                                       -----------  -----------
   Net increase from fund
     share transactions                     39,926    1,574,409


The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                          Bond Portfolio
                                 For the Year Ended December 31,
                                 -------------------------------
                                       1996          1995
                                       ----          ----
OPERATIONS
 Net investment income                 $ 5,766,633   $5,184,573
 Net realized gain/(loss)
  on investments and futures             1,210,173     (162,632)
 Net change in unrealized
  appreciation/(depreciation) on
  investments and futures contracts     (1,316,722)   6,104,034
                                       -----------   ----------
                                         5,660,084   11,125,975
                                       -----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                  (6,340,623)  (5,049,814)
 In excess of net investment income       (320,260)          --
 Net realized gain on investments               --           --
                                       -----------   ----------
                                        (6,660,883)  (5,049,814)
                                       -----------   ----------
FUND SHARE TRANSACTIONS
 Proceeds from shares sold              17,850,341   12,251,770
 Net asset value of shares issued
  to shareholders in reinvestment
  of distributions                       6,660,883    5,049,814
 Payments for shares redeemed          (11,443,995)  (5,739,318)
                                       -----------   ----------
                                        13,067,229   11,562,266
                                       -----------   ----------
NET INCREASE IN NET ASSETS              12,066,430   17,638,427

NET ASSETS
 Beginning of year                      73,567,699   55,927,272
                                       -----------   ----------
 End of year                            85,634,129   73,567,699
                                       ===========   ==========

FUND SHARE TRANSACTIONS:
 Sold                                    1,633,803    1,141,491
 Issued in reinvestment
  of distributions                         621,662      469,937
 Redeemed                               (1,054,560)    (538,145)
                                       -----------   ----------
     Net increase from fund
         share transactions              1,200,905    1,073,283
                                       ===========   ==========


The accompanying notes are an integral part of the financial statements.

                     CARILLON FUND, INC.
            STATEMENTS OF CHANGES IN NET ASSETS

                                      S&P 500 Index Portfolio

                                                      For the
                                                    Period from
                                     For the Year   December 29,
                                        Ended         1995 to
                                     December 31,   December 31,
                                     ------------   ------------
                                       1996           1995
                                       ----           ----
OPERATIONS
 Net investment income                 $   349,515    $    123
 Net realized gain/(loss) on
 investments and futures                   218,750       --
Net change in unrealized
 appreciation/(depreciation) on
 investments and futures contracts       3,030,849          25
                                       -----------    --------
                                         3,599,114         148
                                       -----------    --------
DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                    (307,386)      --
 In excess of net investment income         --           --
 Net realized gain on investments           --           --
                                       -----------    --------
                                          (307,386)      --
                                       -----------    --------
FUND SHARE TRANSACTIONS
 Proceeds from shares sold              30,917,430     305,000
 Net asset value of shares
   issued to shareholders                  307,386       --
   in reinvestment of dividends
   and distributions
 Payments for shares redeemed           (5,617,082)      --
                                       -----------    --------
                                        25,607,734     305,000
                                       -----------    --------
NET INCREASE IN NET ASSETS              28,899,462     305,148

NET ASSETS
 Beginning of year                         305,148       --
                                       -----------    --------
 End of year                            29,204,610     305,148
                                       ===========    ========

FUND SHARE TRANSACTIONS:
 Sold                                    2,850,416      30,500
 Issued in reinvestment of
   distributions                            26,989      --
 Redeemed                                 (500,402)     --
                                       -----------    --------
Net increase from fund
  share transactions                     2,377,003      30,500
                                       ===========    ========

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS

DECEMBER 31, 1996

EQUITY PORTFOLIO
                                        SHARES/
                                        PRINCIPAL  VALUE
                                        ---------  -----
COMMON STOCKS - 92.28%

BANKING & FINANCIAL SERVICE - 17.48%
 ABN Amro Holdings NV Sponsored ADR       32,868      2,135,788
 Allied Capital Corporation               28,571        449,993
 Banco Bhif ADR*                          75,000      1,228,125
 Banco Frances Rio Pla Sponsored ADR      28,750        790,625
 Banco Latinoamericano
   De Exportanciones Sponsored ADR        75,000      3,806,250
 Capital American Financial
   Corporation                            30,000      1,091,250
 Charter One Financial, Incorporated      52,500      2,205,000
 Chile Fund Incorporated                  80,000      1,670,000
 Community First Bankshares               91,545      2,517,488
 Corus Bankshares, Incorporated           70,000      2,257,500
 Czech Republic Fund                     109,000      1,444,250
 Deutsche Bank AG Sponsored ADR           42,000      1,959,497
 FPIC Insurance Group, Incorporated*     150,000      2,025,000
 Gainsco, Incorporated                   217,762      2,095,959
 Jefferies Group, Incorporated            64,000      2,584,000
 Mid Ocean Limited Order Shares           40,000      2,100,000
 Penncorp Financial Group Corporation     95,000      3,420,000
 RLI Corporation                          68,625      2,290,359
 Raymond James Financial Corporation      66,100      1,991,263
 Standard Federal Bancorporation          57,900      3,293,063
 Thai Fund, Incorporated                 102,500      1,691,250
 Union Planters Corporation*              50,000      1,950,000
 Washington Federal, Incorporated         85,100      2,255,150
 Zions Bancorporation                     30,000      3,120,000
                                                   ------------
                                                     50,371,810
                                                   ------------
CAPITAL GOOD - 11.87%
 AGCO Corporation                         59,400      1,700,325
 Astec Industries, Incorporated*          75,000        712,500
 Breed Technologies, Incorporated         90,000      2,340,000
 Cemex SA Sponsored ADR                  125,000        971,786
 Crossman Communitites, Incorporated*     80,000      1,360,000
 D.R. Horton, Incorporated               100,000      1,087,500
 Deere & Company                          68,000      2,762,500
 Ford Motor Company                       55,000      1,753,125
 Griffon Corporation*                    209,600      2,567,600
 Kysor Industries Corporation*            75,000      2,446,875
 Lindsay Manufacturing Company           117,862      5,510,048
 Medusa Corporation                       80,300      2,760,313
 Schult Homes Corporation                 50,000      1,175,000
 Scotsman Industries, Incorporated        40,000        945,000
 Strattec Security Corporation*          145,000      2,646,250
 Toll Brothers, Incorporated*             90,000      1,755,000
 Woodhead Industries, Incorporated        50,500        694,375
 Visx, Incorporated*                      45,000        995,625
                                                   ------------
                                                     34,183,822
                                                   ------------
CONSUMER CYCLICAL - 4.61%
 Chromcraft Revington, Incorporated*      75,000      2,081,250
 CPAC, Incorporated                      125,000      1,875,000
 Donnkenny, Incorporated*                100,000        462,500
 Galey & Lord, Incorporated*               9,700        144,288
 NCI Building Systems, Incorporated*      80,700      2,784,150
 Pillowtex Corporation                    56,900      1,024,200
 Roberds, Incorporated*                   90,000        742,500
 Southern Energy Home                    150,000      1,725,000
 Tractor Supply Company*                  30,000        618,750
 Winsleow Furniture, Incorporated*       188,300      1,835,925
                                                   ------------
                                                     13,293,563
                                                   ------------
CONSUMER NON-DURABLE -10.87%
 Advocat, Incorporated*                  100,500        728,625
 Allied Healthcare Products,
      Incorporated                        65,100        480,113
 Charoen Pok Feedmill ADR                100,000      1,450,850
 Conso Products Company                  146,250      1,882,969
 Crown Books Corporation*                 29,900        351,325
 Dart Group Corporation - Class A          7,500        697,500
 Dairy Farm International
   Holdings Sponsored ADR                200,000        804,998
 Footstar, Incorporated*                  68,200      1,696,475
 GT Bicycles, Incorporated*              134,900      1,736,838
 Helen of Troy Ltd, Bermuda*             177,000      3,894,000
 IHOP Corporation*                        87,000      2,055,375
 King World Productions, Incorporated*    50,000      1,843,750
 Morningstar Group, Incorporated*        121,000      2,374,625
 Nam Tai Electronics, Incorporated*      187,500      1,453,125
 Oakley, Incorporated                     73,200        796,050
 Orthofix International NV*              113,036        932,547
 Schlotzsky's, Incorporated*             137,900      1,379,000
 Shopko Stores, Incorporated             110,700      1,660,500
 Titan Wheel International,
     Incorporated                         95,000      1,211,250
 Toy Biz, Incorporated*                  120,000      2,340,000
 Utah Medical Products, Incorporated*    115,200      1,540,800
                                                   ------------
                                                     31,310,715
                                                   ------------
ENERGY - 11.52%
 Apache Corporation                       58,118      2,055,924
 Callon Petroleum Company*               110,000      2,090,000
 Cross Timbers Oil Company                70,000      1,758,750
 Geoscience Corporation*                  50,000        650,000
 Giant Industries, Incorporated          165,000      2,310,000
 Global Industries, Incorporated         100,000      1,862,500
 Holly Corporation                        90,000      2,407,500
 Nuevo Energy  Company*                   45,000      2,340,000
 Offshore Energy Development*             80,000      1,220,000
 Plains Resources, Incorporated*         120,000      1,875,000
 St. Mary Land & Exploration              60,000      1,492,500
 Southern Mineral Corporation*           350,000      2,056,250
 Stone Energy Corporation*                93,900      2,805,263

Total S.A. Sponsored ADR                  42,958      1,729,060
   Trizec Hahn Corporation                75,000      1,650,000
   Vastar Resources Incorporated*         50,000      1,900,000
   YPF S.A.  Sponsored ADR                55,000      1,388,750
   Zeigler Coal Holdings Company          75,000      1,603,125
                                                   ------------
                                                     33,194,622
                                                   ------------
MANUFACTURING -14.21%
 ABT Building Products Company*          145,000      3,625,000
 AEP Industries, Incorporated*           107,550      5,915,250
 Alltrista Corporation*                   86,000      2,214,500
 BWAY Corporation*                       110,000      2,103,750
 Bayer A G Sponsored ADR                 110,000      4,482,478
 Carbide Graphite Group Incorporated*    130,000      2,551,250
 Echo Bay Mines Limited                   90,000        596,250
 Holophane Corporation                    75,000      1,425,000
 Falcon Products, Incorporated           147,730      2,105,153
 Kevco Incorporated*                     140,000      1,960,000
 Matthews International Corporation
       - Class A                          77,000      2,175,250
 Minorco Sponsored ADR                    90,000      1,873,125
 Pohang Iron & Steel Corporation          75,000      1,518,750
 Shanghai Petro Chemical Company
     Limited Sponsored ADR                40,000      1,175,000
 Shelter Components Corporation          100,250      1,228,063
 Sybron Chemicals, Incorporated*          65,200      1,043,200
 Triangle Pacific Corporation*            92,500      2,225,781
 York Group, Incorporated                140,000      2,730,000
                                                   ------------
                                                     40,947,800
                                                   ------------
REAL ESTATE - 11.78%
 Associated Estates Realty Corporation    65,000      1,543,750
 Commercial Net Lease Realty*             99,300      1,576,388
 Evans Withycombe Residential             92,000      1,932,000
 Health Care Property Investments,
      Incorporated                        47,400      1,659,000
 Healthcare Realty Trust, Incorporated   111,400      2,952,100
 Highwoods Properties, Incorporated*      40,000      1,350,000
 Hospitality Properties Turst,
      Incorporated                        64,000      1,856,000
 IRT Property Company                    172,300      1,981,450
 LTC Properties, Incorporated             95,000      1,757,500
 Merry Land & Investment Company         115,000      2,472,500
 Mid-America Apartment Communities        80,000      2,310,000
 National Health Investors,
      Incorporated                        40,000      1,515,000
 Public Storage, Incorporated             80,000      2,480,000
 Shurgard Storage Centers,
      Incorporated                        70,000      2,073,750
 Trinet Corporate Realty Trust
      Incorporated                        58,000      2,059,000
 United Dominion Realty Trust
      Incorporated                       132,000      2,046,000
 Winston Hotels, Incorporated            175,000      2,384,375
                                                   ------------
                                                     33,948,813
                                                   ------------
SERVICE - 1.78%
 Comcast Corporation                      50,000        893,750
 Devon Group, Incorporated*               85,000      2,337,500
 PCA International, Incorporated          55,200        897,000
 Right Management Consultants             44,600        992,350
                                                   ------------
                                                      5,120,600
                                                   ------------
TECHNOLOGY - 3.46%
 Cybex Corporation*                      160,000      2,280,000
 DH Technology, Incorporated*            135,000      3,240,000
 Digi International, Incorporated*        95,000        902,500
 Kemet Corporation*                       60,000      1,395,000
 Recoton Corporation*                    143,000      2,136,062

                                                      9,953,562

TRANSPORTATION - 2.77%
 Atlantic Southeast Airlines
       Incorporated                       95,000      2,078,125
 Illinois Central Corporation
       - Class A                          82,500      2,640,000
 Landstar, Incorporated*                  40,000        930,000
 Midwest Express Holdings*                65,000      2,340,000
                                                   ------------
                                                      7,988,125
                                                   ------------
UTILITY - 1.93%
 CMS Energy Corporation                   50,000      1,681,250
 Empresa Nacional
   De Electricidad Sponsored  ADR         29,400      2,058,000
 Tuscon Electric Power Company           110,000      1,828,750
                                                   ------------
                                                      5,568,000

                                                   ------------
Total Common Stocks
  (cost $ 205,498,271)                             $265,881,432
                                                   ------------
SHORT-TERM INVESTMENTS - 5.82%

COMMERCIAL PAPER - 5.37%
 Army Airforce (5.600% due 01/01/97)   2,000,000      2,000,000
 CC USA (5.400% due 02/06/97)          1,000,000        994,600
 ConAgra, Incorporated
    (5.450% due 01/03/97)              1,000,000        999,697
 Circus Circus (5.500% due 01/08/97)   2,000,000      1,997,861
 Dana Credit Corporation
    (5.480% due 01/16/97)              1,500,000      1,496,575
 Telecommunications, Incorporated
   (5.700% due 01/24/97)               1,000,000        996,358
 Textron Financial Corporation
   (5.570% due 02/11/97)               2,000,000      1,987,313
 Public Service Electric & Gas
   (5.450% due 01/07/97)               1,000,000        999,092
 Viacom (5.660% due 01/21/97)          2,000,000      1,993,711
 White Consolidated Industries,
   Incorporated(5.480% due 01/24/97)   2,000,000      1,992,998
                                                   ------------
                                                     15,458,205
                                                   ------------
VARIABLE RATE DEMAND NOTES<F1> - .45%

 Johnson Controls, Incorporated
   (5.529% due 01/01/97)               1,306,839      1,306,839
                                                   ------------
Total Short-Term Investments
    (cost $16,765,044)                               16,765,044
                                                   ------------

TOTAL INVESTMENTS - 98.10%
   (cost $222,263,315)<F2>                          282,646,476
                                                   ------------
OTHER ASSETS AND LIABILITIES - 1.9%                   5,477,247
                                                   ------------
TOTAL NET ASSETS - 100%                            $288,123,723
                                                   ============
-----------------
* Non-income producing
 (ADR) American Depository Receipt

<F1>) Interest rates vary periodically based on current market rates. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information as of December 31, 1996.
<F2> Represents cost for Federal income tax purposes. Gross
unrealized appreciation and depreciation of securities at December 31, 1996 was $69,683,138 and $9,299,977, respectively.

The accompanying notes are an integral part of the financial statements

                CARILLON FUND, INC.
              SCHEDULE OF INVESTMENTS

DECEMBER 31, 1996

CAPITAL PORTFOLIO
                                       SHARES/
                                       PRINCIPAL   VALUE
                                       ---------   -----
COMMON STOCKS - 34.38%

BANKING & FINANCIAL SERVICE - 8.42%
 Allied Capital Corporation               34,285        539,992
 Banco BHIF ADR*                          50,000        818,750
 Banco Latinoamericano
   de Exportaciones ADR                   30,000      1,522,500
 Black Rock Strategic Term Trust          75,000        600,000
 Charter One Financial Incorporated       42,000      1,764,000
 Corus Bankshares Incorporated            25,000        806,250
 Deutsche Bank AG Sponsored ADR           18,000        839,784
 FPIC Insurance Group Incorporated*       60,000        810,000
 Gainsco Incorporated                     63,000        606,375
 New Germany Fund                         72,229        966,063
 RLI Corporation                          30,480      1,017,270
 Templeton Global Income Fund            125,000        890,625
 Thai Fund Incorporated                   55,000        907,500
 Washington Federal Incorporated          50,000      1,325,000
                                                   ------------
                                                     13,414,109
                                                   ------------
CAPITAL GOOD - 2.57%
 Astec Industries Incorporated*           50,000        475,000
 Griffon Corporation*                     55,000        673,750
 Lindsay Manufacturing Incorporated       32,908      1,538,449
 Lonrho PLC - Sponsored ADR              150,000        319,574
 Strattec Security Corporation*           60,000      1,095,000
                                                   ------------
                                                      4,101,773
                                                   ------------
CONSUMER CYCLICAL - 2.15%
 Chromcraft Revington Inc.*               25,000        693,750
 NCI Building Systems Incorporated*       35,000      1,207,500
 Southern Energy Homes                    65,000        747,500
 Winsleow Furniture Incorporated*         80,000        780,000
                                                   ------------
                                                      3,428,750
                                                   ------------
CONSUMER NON-DURABLE - 1.87%
 GT Bicycles Incorporated*                80,000      1,030,000
 Helen of Troy Limited, Bermuda*          51,000      1,122,000
 IHOP Corporation*                        35,000        826,875
                                                   ------------

                                                      2,978,875
                                                   ------------
ENERGY - 2.50%
 Callon Petroleum Company*                35,000        665,000
 Giant Industries Incorporated            87,400      1,223,600
 Offshore Energy Development*             43,000        655,750
 Stone Energy Corporation*                27,000        806,625
 YPF S.A. Sponsored ADR                   25,000        631,250
                                                   ------------
                                                      3,982,225
                                                   ------------
MANUFACTURING -8.29%
 ABT Building Products Company*           45,000      1,125,000
 AEP Industries, Incorporated*            45,831      2,520,705
 Bayer AG Sponsored ADR                   75,000      1,629,992
 Bway Corporation*                        44,000        841,500
 Carbide Graphite Group*                  60,000      1,177,500
 Holly Corporation                        20,000        535,000
 Newmont Mining Corporation               20,000        895,000
 Pohang Iron & Steel Company              32,000        648,000
 Royal Oak Mines Incorporated*           125,000        406,250
 Santa Fe Pacific Gold Corporation        35,000        538,125
 TVX Gold Incorporated*                  120,000        930,000
 Vaal Reefs Exploration
    & Mining Limited ADR*                120,100         43,119
 York Group Incorporated                  62,000      1,209,000
                                                   ------------
                                                     13,199,191
                                                   ------------
REAL ESTATE - 7.03%
 Associated Estates Realty
    Corporation                           50,000      1,187,500
 Columbus Realty Trust                    46,000      1,046,500
 Hospitality Properties Trust             33,000        957,000
 IRT Properties Company                   85,000        977,500
 LTC Properties Incorporated              46,000        851,000
 Merry Land & Investment Company          60,000      1,290,000
 Mid-America Apartment Communities        40,000      1,155,000
 Shurgard Storage Centers Incorporated    43,000      1,273,875
 United Dominion Realty Trust             75,000      1,162,500
 Winston Hotels Incorporated               95,000     1,294,375
                                                   ------------
                                                     11,195,250
                                                   ------------
TECHNOLOGY - 1.55%
 DH Technology, Incorporated*             59,760      1,434,240
 Recoton Corporation*                     69,000      1,030,688
                                                   ------------
                                                      2,464,928
                                                   ------------
Total Common Stocks (cost $43,838,220)               54,765,101
                                                   ------------
PREFERRED STOCKS - .40%
MANUFACTURING -.40%
Freeport McMoRan Copper & Gold Series     20,000        640,000
                                                   ------------
Total Preferred Stock (cost $709,838)                   640,000
                                                   ------------
U.S. TREASURY OBLIGATIONS - 13.18%

 8.000% due 01/15/97                   1,000,000      1,000,313
 8.500% due 04/15/97                     500,000        503,906
 6.750% due 02/28/97                     650,000        651,016
 6.750% due 05/31/97                   1,000,000      1,004,063
 7.875% due 04/15/98                     500,000        511,719
 5.500% due 02/28/99                   1,000,000        991,250
 6.000% due 10/15/99                   5,900,000      5,900,000
 5.750% due 10/31/00                   1,000,000        986,875
 7.500% due 11/15/01                     500,000        526,406
 6.375% due 08/15/02                   1,750,000      1,761,485
 5.875% due 02/15/04                     100,000         97,375
 7.250% due 05/15/04                   3,500,000      3,683,750
 7.875% due 11/15/04                   3,100,000      3,382,875
                                                   ------------
Total U.S. Treasury Notes
   ($20,735,403)                                     21,001,033
                                                   ------------
COLLATERALIZED MORTGAGE
   OBLIGATIONS - 12.51%

FEDERAL HOME LOAN MORTGAGE
   CORPORATION - 3.16%
 1662 H  (6.250% due 01/15/09)         1,007,738        989,065
 1442 FA (5.970% due 11/15/07)         1,000,000        907,605
 77 F (8.500% due 06/15/17)               23,592         23,592
 1559 VP (5.500% due 02/15/20)         1,700,000      1,625,744
 1399 PAC (7.000% due 09/15/22)          596,484        568,131
 1631 SB (6.527% due 12/15/23)          1,450,000       911,855
                                                   ------------
                                                      5,025,992
                                                   ------------
FEDERAL NATIONAL MORTGAGE
   ASSOCIATION - 7.82%
 Remic 93-12 ED
  (7.500% due 02/25/06)                1,645,000      1,692,039
 Remic 1992-163 PN
  (7.000% due 07/25/07)                1,500,000      1,501,020
 Remic 92-117 J
  (7.500% due 07/25/20)                1,000,000      1,013,637
 Remic 92-119 E
  (8.000% due 07/25/20)                1,000,000      1,021,846
 Remic 92-112E
  (8.000% due 12/25/20)                1,500,000      1,534,255
 Remic 93-127 FA
  (5.430% due 10/25/21)                1,000,000        951,862
 Remic 1992-39 FB
  (6.190% due 03/25/22)                2,000,000      1,936,180
 Remic 92-66 F
  (5.906% due 05/25/22)                1,007,444      1,008,482
 Remic 1993-119 SB
  (7.595% due 07/25/23)                2,572,882      1,803,790
                                                   ------------
                                                     12,463,111
                                                   ------------
PRIVATE SECTOR - 1.53%
 Prudential Home Mortgage Securities
   (7.500% due 07/25/10)                 521,233        515,531
 Merrill Lynch Mortgage Investors
   (6.438% due 09/15/17)               2,000,000      1,920,000
                                                   ------------
                                                      2,435,531
                                                   ------------
Total Collateralized Mortgage
   Obligations (cost $20,294,887)                    19,924,634
                                                   ------------
MORTGAGE - BACKED SECURITIES - 9.25%
FEDERAL HOME LOAN MORTGAGE
   CORPORATION - .82%
   7.500% due 06/01/07                    50,933         51,379
   9.500% due 10/01/08                   230,479        247,019
   8.250% due 03/01/12                   119,734        123,764
   8.500% due 03/01/16                    95,105         98,830
   7.500% due 07/01/17                    57,995         58,149
   11.000% due 04/01/19                   55,195         61,646
   11.000% due 11/01/19                   53,485         59,736
   11.000% due 05/01/20                  213,091        237,904
   11.000% due 06/01/20                  332,322        371,297
                                                   ------------
                                                      1,309,724
                                                   ------------
FEDERAL NATIONAL MORTGAGE
   ASSOCIATION - 8.08%
   10.000% due 02/01/04                    6,768          7,235
   9.500% due 09/01/05                   150,099        158,380
   9.000% due 11/01/05                    68,885         72,112
   7.500% due 03/25/07                 1,200,000      1,220,681
   8.000% due 05/01/07                   145,405        149,688
   6.000% due 12/01/08                   868,950        842,360
   5.500% due 01/01/09                   900,305        857,694
   6.000% due 03/01/09                   984,158        954,043
   5.500% due 04/01/09                   888,742        843,620
   8.500% due 03/01/19                    12,085         12,654
   6.500% due 02/01/26                   806,877        770,124
   6.500% due 03/01/26                   201,918        192,720
   7.000% due 03/01/26                 1,944,740      1,903,336
   7.000% due 07/01/26                 1,961,895      1,919,593
   7.500% due 07/01/26                 2,959,197      2,959,375
                                                   ------------
                                                     12,863,615
                                                   ------------
GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION - .35%
   9.000% due 11/15/16                   103,445        111,000
   10.500% due 11/20/19                  291,488        318,313
   9.000% due 12/15/19                   126,525        134,961
                                                   ------------
                                                        564,274
                                                   ------------
Total Mortgage Backed Securities
     (cost $14,273,212)                              14,737,613
                                                   ------------
CORPORATE BONDS AND NOTES - 5.56%

COMMUNICATIONS AND MEDIA - .57%
 Loewen Group International, Inc.
   (8.2500% due 04/15/03)                900,000        908,104
                                                   ------------
FINANCE COMPANY - .32%
 Helicon Group
   (11.0000% due 11/01/03)               500,000        510,000
                                                   ------------
FINANCIAL SERVICES - .52%
 Pacific Gulf Properties, Inc.
   (8.375% due 02/15/01)                 750,000        825,000
                                                   ------------
GAMING INDUSTRY - .16%
 Circus Circus Enterprises, Inc.
   (10.625% due 06/15/97)                250,000        255,124
                                                   ------------
INSURANCE - .09%
 The Penn Central Corp.
   (9.750% due 08/01/99)                 130,000        136,857
                                                   ------------
MISCELLANEOUS - .65%
 Toll Corp. (10.500% due 03/15/02)       500,000        517,500
 Parisian  (9.875% due 07/15/03)         500,000        510,000
                                                   ------------
                                                      1,027,500
                                                   ------------
OIL & GAS EXPLORATION SERVICES - .97%
 Maxus Debentures
   (11.250% due 05/01/13)                208,000        213,200
 Rowan Companies
   (11.875% due 12/10/01)                750,000        795,000
 Trans Texas Gas, Corp.
   (11.500% due 06/15/02)                500,000        540,625
                                                   ------------
                                                      1,548,825
                                                   ------------
REAL ESTATE - .33%
 GE Capital Marketing Services, Inc.
   (6.0000% due 08/25/09)                568,877        531,547
                                                   ------------
TELEPHONE & TELECOMMUNICATIONS- .75%
 United Telecommunications, Inc.
    (9.750% due 04/01/00)                156,000        169,674
 TCI Communications Inc
    (8.6500% due 09/15/04)             1,000,000      1,023,856
                                                   ------------
                  1,193,530

UTILITIES - ELECTRIC - 1.20%
 Connecticut Light & Power Co.
  1st Ref Mtg. (7.625% due 04/01/97)     677,000        677,240
 New Orleans Public Service Inc.
  1st Mtg. (8.670% due 04/01/05)       1,200,000      1,237,629
                                                   ------------
                                                      1,914,869
                                                   ------------
Total Corporate Bonds
   (cost $ 8,455,147)                                 8,851,356
                                                   ------------

SHORT-TERM INVESTMENTS - 22.84%

COMMERCIAL PAPER - 17.71%
 Army Airforce (5.600% due 01/10/97)   2,000,000      2,000,000
 Case Credit Corporation
   (5.530% due 02/03/97)               1,000,000        994,931
 Circus Circus Enterprises Inc.
   (5.500% due 01/08/97)               2,000,000      1,997,861
 Conagra Inc. (5.450% due 01/03/97)    2,000,000      1,999,394
 Dana Credit Corporation
   (5.480% due 01/21/97)               1,000,000        996,956
 Hanson Financial
   (5.620% due 03/14/97)               1,500,000      1,483,140
 IES Diversified
   (5.550% due 01/27/97)               1,000,000        995,992
 IES Diversified
   (5.670% due 01/31/97)               1,500,000      1,492,913
 Illinois Power Fuel Company
   (5.450% due 01/14/97)               2,000,000      1,996,064
 Nabisco Inc (5.450% due 01/13/97)     1,000,000        998,183
 New York State Gas & Electric
   (5.950% due 01/24/97)               2,000,000      1,992,397
 Penn Power & Light Energy
   (5.450% due 01/08/97)               1,000,000        998,940
 Penn Power & Light Energy
   (5.480% due 01/22/97)               1,000,000        996,803
 Public Service Electric & Gas
   (5.450% due 01/07/97)               1,000,000        999,092
 Public Service Electric & Gas
   (5.450% due 01/10/97)               1,000,000        998,638
 Telecommunications Inc
  (5.700% due 01/24/97)                2,300,000      2,291,624
 Textron Financial Group
  (5.550% due 02/10/97)                1,000,000        993,833
 Textron Inc.
  (5.5700% due 02/11/97)               1,000,000        993,656
 Viacom (5.700% due 01/24/97)          1,000,000        996,358
 White Consolidated Industries, Inc
  (5.480% due 01/24/97)                1,000,000        996,499
 White Consolidated Industries, Inc
  (5.530% due 02/03/97)                1,000,000        994,931
                                                   ------------
                                                     28,208,205
                                                   ------------
VARIABLE RATE DEMAND NOTES   - 5.13%
 American Family Financial Services
  (5.509% due 01/01/97)                1,485,013      1,485,013
 Johnson Controls, Inc.
  (5.529% due 01/01/97)                6,157,736      6,157,736
 Wisconsin Electric Power Company
  (5.549% due 01/01/97)                  527,871        527,871
                                                   ------------
                                                      8,170,620
                                                   ------------
Total Short Term Investments
   (cost $36,378,825)                                36,378,825
                                                   ------------
TOTAL INVESTMENTS - 98.12%
  (cost $144,685,532)<F2>                           156,298,562
                                                   ------------
OTHER ASSETS AND LIABILITIES - 1.88%                  2,995,324
                                                   ------------
TOTAL NET ASSETS - 100%                            $159,293,886
                                                   ------------
-----------------

* Non-Income producing
(ADR) American Depository Receipt

<F1>  Interest rates vary periodically based on current market rates. Rates shown are as of December 31, 1996. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information as of December 31, 1996.

<F2> Represents cost for Federal income tax purposes. Gross
unrealized appreciation and depreciation of securities at December 31, 1996 was $14,144,348 and $2,531,318 respectively.

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 1996

BOND PORTFOLIO

                                          SHARES/
                                          PRINCIPAL   VALUE
                                          ---------   -----
U.S. TREASURY OBLIGATIONS - 35.51%

U.S. TREASURY BOND - 5.41%
   6.250% due 08/15/23                    $3,000,000  $ 2,811,570
   6.000% due 02/15/26                     2,000,000    1,819,376
                                                      -----------
                                                        4,630,946
                                                      -----------
U.S. TREASURY NOTES - 25.30%
   6.000% due 10/15/99                     4,000,000    4,000,000
   6.700% due 04/30/00                     2,000,000    2,038,126
  7.750% due 02/15/01                      2,500,000    2,642,188
   5.625% due 02/28/01                     2,000,000    1,960,626
   5.875% due 11/15/05                     5,000,000    4,823,440
   6.500% due 08/15/05                     1,000,000    1,006,875
   7.000% due 07/15/06                     5,000,000    5,195,315
                                                      -----------
                                                       21,666,570
                                                      -----------
U.S. TREASURY STRIPS - 4.80%
   0.000% due 02/15/00                     3,250,000    2,695,290
   0.000% due 08/15/02                     2,000,000    1,416,780
                                                      -----------
                                                        4,112,070
                                                      -----------
Total U.S. Treasury Notes
 (cost $30,002,142)                                    30,409,583
                                                      -----------
MORTGAGE - BACKED SECURITIES - 3.43%

FEDERAL HOME LOAN MORTGAGE
   CORPORATION - 1.10%
   7.500% due 02/01/02                        46,747       47,331
   9.500% due 04/01/05                        77,932       82,169
   7.500% due 06/01/07                       112,097      113,080
   11.000% due 05/01/10                       13,069       14,596
   12.500% due 08/01/10                       18,983       21,794
   8.000% due 11/01/16                        55,327       56,382
   9.500% due 02/01/18                        76,207       81,827
   6.500% due 07/01/23                       553,517      532,356
                                                      -----------
                                                          949,535
                                                      -----------
FEDERAL NATIONAL MORTGAGE
    ASSOCIATION - 2.14%
   12.000% due 04/01/00                       69,694       75,095
   9.000% due 08/01/01                        50,968       53,341
   8.500% due 01/01/02                        47,751       49,676
   10.500% due 06/01/04                       16,138       17,207
   10.500% due 05/01/05                      200,712      214,009
   6.500% due 06/01/08                     1,141,030    1,128,683
   8.000% due 08/01/17                       289,120      294,360
                                                      -----------
                                                        1,832,371
                                                      -----------
GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION - .19%
   11.000% due 03/15/10                       61,600       68,029
   9.000% due 05/15/20                        86,210       90,844
                                                      -----------
                                                          158,873
                                                      -----------
Total Mortgage-Backed Securities
    (cost $2,892,682)                                   2,940,779
                                                      -----------
COLLATERALIZED MORTGAGE
   OBLIGATIONS - 7.97%
FEDERAL HOME LOAN MORTGAGE
   CORPORATION - 3.56%
   59 E  (8.900% due 11/15/20)               965,123    1,007,820
   106 G (8.250% due 12/15/20)             1,000,000    1,031,890
   1770 B (8.250% due 01/15/24)            1,000,000    1,004,836
                                                      -----------
                                                        3,044,546
                                                      -----------
FEDERAL NATIONAL MORTGAGE
    ASSOCIATION - .26%
   Remic  (9.500% due 12/25/18)              212,032      225,191
                                                      -----------
PRIVATE SECTOR - 4.15%
   Securitized Asset Sales, Inc.
    (6.500% due 07/25/08)                    305,789      291,457
   CMC  Securities Corp.
    (0.000% due 12/25/08)                    401,817      301,298
   Country Wide Mortgage-Backed
    Securities, Inc.(6.000% due 03/01/09)    876,358      807,073
   Capstead Mortgage Securities Corp.
    (10.950% due 02/01/14)                   215,719      215,934
   Greenwich Capital Acceptance
    (8.238% due 08/25/24)                    989,978      858,806
   NWA Trust No. 2 Class B
   (10.230% due 06/21/14)                    950,769    1,083,310
                                                      -----------
                                                        3,557,878
                                                      -----------

Total Collateralized Mortgage
 Obligations  (cost $6,559,333)                         6,827,615
                                                      -----------
CORPORATE BONDS AND NOTES - 50.43%

AIR TRANSPORTATION - 1.22%
   Continental Airlines
    (7.820% due 10/15/23)                  1,000,000    1,033,140
                                                      -----------
BANK & BANK HOLDING COMPANIES - 4.17%
   Comerica Inc.  (9.750% due 05/01/99)      500,000      534,041
   First Tennessee (8.070% due 01/06/27)   2,000,000    2,002,240
   Nationsbank Corp.
    (7.625% due 04/15/05)                  1,000,000    1,034,698
                                                      -----------
                                                        3,570,979
                                                      -----------
COMMUNICATIONS AND MEDIA - 8.59%
   Arch Communication Group
    (0.000% due 03/15/08)                  1,000,000      571,250
   Call-Net Enterprises
    (0.000% due 12/01/04)                  1,250,000    1,025,000
   CF Cable TV Inc.
    (9.125% due 07/15/07)                  1,000,000    1,070,000
   Continental Cablevision
    (8.300% due 05/15/06)                  1,000,000    1,067,038
   CS Wireless Systems
    (0.000% due 03/01/06)                    500,000      180,000
   Jones Intercable, Inc.
    (9.625% due 03/15/02)                    500,000      525,000
   Neodata Service (12.000% due 05/01/03)  1,000,000    1,052,500
   Peoples Choice TV (0.000% due06/01/04)  2,000,000      840,000
   Time Warner Inc. (8.110% due 08/15/06)  1,000,000    1,024,735
                                                      -----------
                                                        7,355,523
                                                      -----------
CONGLOMERATES - 1.78%
   Figgie International Inc.
    (9.875% due 10/01/99)                  1,000,000    1,040,000
   JB Poindexter & Company
    (12.500% due 05/15/04)                   500,000      487,500
                                                      -----------
                                                        1,527,500
                                                      -----------
CONSUMER PRODUCTS -2.59%
   Coleman Holdings
    (0.000% due 05/27/98)                  1,000,000      833,750
   Pillowtex Corporation
    (10.000% due 11/15/06)                   500,000      520,000
   Revlon Consumer Products Corp.
      (0.00% due 03/15/98)                 1,000,000      867,500
                                                      -----------
                                                        2,221,250
                                                      -----------
ENERGY - 1.34%
   Coastal Corp.(9.7500% due 08/01/03)     1,000,000    1,144,986
                                                      -----------
FINANCE COMPANIES - 1.79%
   Ahmanson Capital Trust
    (8.360% due 12/01/26)                  1,500,000    1,536,615
                                                      -----------
FOOD, BEVERAGE, & TOBACCO -3.45%
   Dimon Inc. (8.875% due 06/01/06)        1,000,000    1,037,500
   RJR Nabisco, Inc.
    (7.625% due 09/15/03)                    500,000      482,059
   Great American Cookie, Inc.
    (10.875% due 01/15/01)                   500,000      455,000
   Nabisco Inc.  (7.550% due 06/15/15)     1,000,000      978,312
                                                      -----------
                                                        2,952,871
                                                      -----------
FOREIGN - 1.12%
   Quebec Province CDA
    (7.125% due 02/09/24)                  1,000,000      955,040
                                                      -----------
GAMING INDUSTRY - 5.84%
   Argosy Gaming (13.2500% due 06/01/04)   1,000,000      927,500
   Boomtown, Inc. 1st Mortgage
    (11.500% due 11/01/03)                 1,000,000    1,047,500
   Casino Magic of Louisiana
    (13.000% due 08/15/03)                 1,000,000      987,500
   Empress River Casino Finance Corp.
    (10.750% due 04/01/02)                 1,000,000    1,077,500
   Hollywood Casino Corp.
    (12.750% due 11/01/03)                 1,000,000      960,000
                                                      -----------
                                                        5,000,000
                                                      -----------
HEALTH CARE - 1.80%
   Columbia / HCA Healthcare Corp.
    (7.690% due 06/15/25)                  1,000,000    1,026,254
   Foundation Health Corp.
    (7.750% due 06/01/03)                    500,000      516,881
                                                      -----------
                                                        1,543,135
                                                      -----------
INSURANCE - 4.92%
   Berkley (W.R.) Corp.
    (9.875% due 05/15/08)                    500,000      595,056
   Farmers Insurance Exhange
    (8.500% due 04)                        1,000,000    1,046,903
   Leucadia National Corp.
    (8.250% due 06/15/05)                  1,000,000    1,036,976
   Penn Central Corp.
    (9.750% due 08/01/99)                    500,000      526,374
   Prudential Insurance
    (8.100% due 07/15/15)                  1,000,000    1,010,504
                                                      -----------
                                                        4,215,813
                                                      -----------
MANUFACTURING - 4.31%
   General Instrument Corporation
    (5.000% 06/15/00)                        500,000      532,500
   International Knife & Saw Corp.
    (11.375% due 11/15/06)                 1,000,000    1,035,000
   International Wire Group Inc.
    (11.750% due 06/01/05)                   500,000      535,000
   Safelite Glass Corporation
      (9.875% due 12/15/06)                   500,00      515,000
   Terex Corp. (13.750% due 05/15/02)      1,000,000    1,075,000
                                                      -----------
                                                        3,692,500
                                                      -----------
MISCELLANEOUS - .60%
   Sea Containers (10.500% due 07/01/03)     500,000      512,500
                                                      -----------
OIL & GAS - DOMESTIC - .63%
   Penzoil Company  (9.625% due 11/15/99)    500,000      535,737
                                                      -----------
OIL & GAS - SERVICES - 3.17%
   Mitchell Energy Development Corp.
    (6.750% due 02/15/04)                    750,000      707,585
   PDV America, Inc.
    (7.750% due 08/01/00)                  1,000,000    1,005,453
   Petro (12.500% due 06/01/02)            1,000,000    1,000,000
                                                      -----------
                                                        2,713,038
                                                      -----------
PAPER & FOREST PRODUCTS - .62%
   Westvaco Corp. (10.300% due 01/15/19)     500,000      532,396
                                                      -----------
RETAIL - GENERAL - 1.23%
   Hook - SuperX Inc.
    (10.125% due 06/01/02)                 1,000,000    1,057,132
                                                      -----------
STEELS AND METALS - 1.26%
   Gulf States Steel
    (13.500% due 04/15/03)                   500,000      472,500
   UCAR Global Enterprises Inc.
     (12.000% due 01/15/05)                  530,000      610,163
                                                      -----------
                                                        1,082,663
                                                      -----------
Total Corporate Bond and Notes
    (cost $42,252,009)                                 43,182,818
                                                      -----------
COMMON STOCKS -  .04%

ENERGY - .04%
   Mesa Incorproated*                          6,417       33,689
                                                      -----------
Total Common Stocks (cost $ 24,365)                        33,689

                                                      -----------
WARRANTS - 0.00%

RETAIL-FOOD - 0.00%
   Great American Cookie Warrants                 90        2,250

TECHNOLOGY - .06%
   CS Wireless Systems   138   1
   Terex Corporation Appreciation Rights       4,000           40
                                                      -----------
      Total Warrants (cost $ 28,050)                        2,291
                                                      -----------

PREFERRED STOCKS - 1.05%

BANKING AND FINANCIAL SERVICE - 1.05%
Earthshell Container Corporation
 Series A
    Cumulative Senior Convertible 8%<F1>         500      900,000
                                                      -----------
Total Preferred Stocks (cost $500,000)                    900,000
                                                      -----------
SHORT TERM INVESTMENTS - 4.42%

VARIABLE RATE DEMAND NOTES<F2> - 4.42%
  American Family (5.509% due 01/01/97)       661,231     661,231
  Johnson Controls Inc.
    (5.529% due 01/01/97)                   2,145,196   2,145,196
  Pitney Bowes Credit Corp.
    (5.507% due 01/01/97)                      42,913      42,913
  Sara Lee (5.487% due 01/01/97)              797,184     797,184
  Southwestern Bell Telephone Co.
    (5.487% due 01/01/97)                     135,000     135,000
                                                      -----------
Total Short-Term Investments
   (cost $3,781,525)                                    3,781,525
                                                      -----------
TOTAL INVESTMENTS - 102.85%
   (cost $86,040,107)<F3>                              88,078,300
                                                      -----------
OTHER ASSETS AND LIABILITIES - (2.85)%                 (2,444,171)
                                                      -----------
TOTAL NET ASSETS - 100%                               $85,634,129
                                                      ===========
-----------------------
* Non-Income Producing

<F1> 144A- Privately placed security traded among qualified
institutional buyers.
<F2>   Interest rates vary periodically based on current market rates.
Rates shown are as of December 31, 1996. The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 1996.
<F3> Represents cost for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities at December 31, 1996 was $3,185,795 and $1,147,602 respectively.

The accompanying notes are an integral part of the financial statments.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS

DECEMBER 31, 1996

S&P 500 INDEX PORTFOLIO

COMMON STOCKS - 82.48%
                                           SHARES  VALUE
                                           ------  -----
BANKING & FINANCIAL SERVICE - 11.85%
  Aetna Life & Casulaty Company               667       53,318
  Allstate Corporation                      2,000      115,750
  American Express Company                  2,100      118,650
  American General Corporation                900       36,788
  American International Group              2,000      216,500
  Banc One Corporation                      1,890       81,270
  Bank of Boston Corporation                  700       44,975
  Bank of New York Incorporated             1,700       57,375
  BankAmerica Corporation                   1,600      159,600
  Bankers Trust New York Corporation          300       25,875
  Barnett Banks, Incorporated               1,000       41,125
  Boatmen's Bancshares, Incorporated          800       51,600
  Chase Manhattan Corporation               2,012      179,571
  Chubb Group                                 800       43,000
  CIGNA Corporation                           300       40,988
  Citicorp                                  1,600      164,800
  Comerica, Incorporated                      600       31,425
  CoreStates Financial Corporation          1,100       57,063
  Dean Witter, Discover & Company             700       46,375
  Federal Home Loan Mortgage Corporation      800       88,100
  Federal National Mortgage Association     4,800      178,800
  First Bank System, Incorporated             700       47,775
  First Chicago NBD Corporation             1,400       75,250
  First Union Corporation                   1,300       96,200
  Fleet Financial Group, Incorporated       1,200       59,850
  General RE Corporation                      400       63,100
  Great Western Financial                     500       14,500
  Green Tree Financial Corporation            600       23,175
  Household International, Incorporated       500       46,125
  ITT Hartford Group Incorporated             500       33,750
  KeyCorp                                   1,000       50,500
  Lincoln National Corporation                500       26,250
  Marsh & McLennan Companies, Incorporated    400       41,600
  MBNA Corporation                            850       35,275
  Mellon Bank Corporation                     600       42,600
  Merrill Lynch & Company, Incorporated       800       65,200
  Morgan (J. P.) & Company                    900       87,863
  Morgan Stanley Group Incorporated           700       39,988
  National City Corporation                 1,100       49,363
  NationsBank Corporation                   1,000       97,750
  Norwest Corporation                       1,600       69,600
  PNC Bank Corporation                      1,500       56,438
  Providian Corp.                             500       25,688
  Republic New York Corporation               300       24,488
  SAFECO Corporation                          600       23,663
  Salomon, Incorporated                       500       23,563
  SunTrust Banks, Incorporated              1,200       59,100
  Transamerica Corporation                    400       31,600
  Travelers Group, Incorporated             2,733      124,010
  US Bancorp                                  700       31,456
  Wachovia Corporation                        800       45,200
  Wells Fargo & Company                       433      116,802
                                                   -----------
                                                     3,460,670
                                                   -----------
CAPITAL GOOD - 4.56%
  AMP, Incorporated                         1,100       42,213
  Caterpillar, Incorporated                   900       67,725
  Cooper Industries, Incorporated             600       25,275
  Deere & Company                           1,200       48,750
  Dover Company                               600       30,150
  Emerson Electric Company                  1,100      106,425
  Foster Wheeler Corporation                  300       11,138
  General Electric Company                  7,100      702,013
  Grainger (WW), Incorporated                 300       24,075
  Illinois Tool Works, Incorporated           600       47,925
  Ingersoll-Rand Company                      500       22,250
  Scientific-Atlanta, Incorporated            500        7,500
  Tenneco, Incorporated                       900       40,613
  Tyco International Limited                  800       42,300
  Westinghouse Electric Corporation         1,900       37,763
  WMX Technologies, Incorporated            2,300       75,038
                                                   -----------
                                                     1,331,153
                                                   -----------
CONSUMER CYCLICAL - 6.02%
  American Greetings Company Class A          500       14,188
  American Stores Company                     700       28,613
  Black & Decker Corp.                        500       15,063
  Chrysler Corporation                      3,200      105,600
  CVS Corporation                             500       20,688
  Dayton Hudson Corporation                 1,100       43,175
  Eaton Corporation                           400       27,900
  Federated Department Stores Incorporated* 1,000       34,125
  Ford Motor Company                        5,300      168,938
  Gap (The), Incorporated                   1,300       39,163
  General Motors Corporation                3,400      189,550
  Genuine Parts Company                       900       40,050
  Goodyear Tire & Rubber Company              800       41,100
  HFS, Incorporated                           600       35,850
  Home Depot, Incorporated                  2,100      105,263
  Johnson Controls                            300       24,863
  K Mart Corporation*                       2,200       22,825
  Lowe's Companies, Incorporated              800       28,400
  May Department Stores Company             1,200       56,100
  NIKE, Incorporated                        1,300       77,675
  PACCAR, Incorporated                        200       13,600
  Penney, (J.C.) Company, Incorporated      1,100       53,625
  Reebok International, Incorporated          300       12,600
  Rite Aid Corporation                        500       19,875
  Sears, Roebuck & Company                  1,700       78,413
  Tandy Corporation                           300       13,200
  Limited (The), Incorporated               1,290       23,704
  Toys "R" Us, Incorporated*                1,200       36,000
  TRW, Incorporated                           600       29,700
  V.F. Corporation                            400       27,000
  Wal-Mart Stores, Incorporated            11,000      251,625
  Walgreen Company                          1,000       40,000
  Whirlpool Corporation                       500       23,313
  Woolworth Corporation*                      700       15,313
                                                   -----------
                                                     1,757,097
                                                   -----------
CONSUMER NON-DURABLE - 21.53%
  Abbott Laboratories                       3,400      172,550
  Albertson's, Incorporated                 1,200       42,750
  American Brands, Incorporated               800       39,700
  American Home Products Corporation        2,800      164,150
  Andrew Corporation                          300       15,919
  Anheuser-Busch Companies, Incorporated    2,200       88,000
  Archer-Daniels-Midland Company            2,495       54,890
  Automatic Data Processing, Incorporated   1,400       60,025
  Avon Products, Incorporated                 600       34,275
  Baxter International, Incorporated        1,300       53,300
  Becton, Dickinson Company                   700       30,363
  Block, H&R Incorporated                     500       14,500
  Boston Scientific Corporation*              800       48,000
  Bristol-Meyers Squibb Company             2,300      250,125
  Browning-Ferris Industries, Incorporated  1,000       26,250
  Brunswick Corporation                       500       12,000
  Campbell Soup Company                     1,000       80,250
  Clorox Co.                                  300       30,113
  Coca-Cola Company                        10,900      573,613
  Cognizant Corporation                       800       26,400
  Colgate-Palmolive Company                   600       55,350
  Columbia/HCA Healthcare Corporation       3,050      124,288
  Comcast Corporation                         900       16,031
  ConAgra, Incorporate, Class A. Special    1,100       54,725
  CPC International, Incorporated             700       54,250
  CUC International, Incorporated           1,850       43,938
  Donnelly (RR) & Sons Company                800       25,100
  Dow Jones, & Company, Incorporated          600       20,325
  Dun & Bradstreet Corporation              1,200       28,500
  Gannett Company, Incorporated               800       59,900
  General Mills, Incorporated                 700       44,363
  Gillette Company                          1,900      147,725
  Heinz (H.J.) Company                      1,700       60,775
  Harrahs Entertainment, Incorporated*        500        9,938
  Hershey Foods Corporation                   900       39,375
  Hilton Hotels Corporation                   900       23,513
  International Flavors & Fragrance,
       Incorporated                           500       22,500
  Interpublic Group Companies,
       Incorporated                           600       28,500
  Johnson & Johnson                         5,800      288,550
  Kellogg Company                           1,000       65,625
  King World Producation, Incorporated*       300       11,063
  Kroger Company*                             700       32,550
  Lilly,(Eli) & Company                     2,400      175,200
  Loews Corporation                           600       56,550
  Manor Care                                  400       10,800
  Mattel, Incorporated                      1,250       34,688
  Marriott International                      600       33,150
  McDonalds Corporation                     3,100      140,275
  McGraw Hill Companies, Incorporated         600       27,675
  Medtronic, Incorporated                   1,100       74,800
  Merck & Company, Incorporated             5,300      420,025
  PepsiCo, Incorporated                     6,700      195,975
  Pfizer, Incorporated                      2,800      232,050
  Pharmacia & Upjohn, Incorporated          2,200       87,175
  Philip Morris Companies, Incorporated     3,600      405,450
  Procter & Gamble Company                  3,000      322,500
  Ralston-Ralston Purina Group                500       36,688
  Sara Lee Corporation                      2,300       85,675
  Schering-Plough Corporation               1,600      103,600
  Seagrams Company, Limited                 1,700       65,875
  St. Jude Medical*                           400       17,050
  Sysco Corporation                           900       29,363
  Tele-Communications, Incorporated*        1,600       20,900
  Tenet Healthcare Corporation*             1,100       24,063
  Time Warner, Incorporated                 2,600       97,500
  Tribune Company                             400       31,550
  UST, Incorporated                           800       25,900
  United HealthCare Corporation               900       40,500
  Viacom, Inc. - Class B*                   1,300       45,338
  Walt Disney Company, The                  3,019      210,198
  Warner-Lambert Company                    1,300       97,500
  Wendy's International                       700       14,350
  Winn-Dixie Stores, Incorporated             700       22,138
  Wrigley, (Wm), Jr. Company                  500       28,125
                                                   -----------
                                                     6,286,683
                                                   -----------
ENERGY - 7.95%
  Amerada Hess Corporation                    500       28,938
  Amoco Corporation                         2,300      185,150
  Atlantic Richfield Company                  800      106,000
  Burlington Resources, Incorporated          600       30,225
  Chevron Corporation                       2,800      182,000
  Columbia Gas System, Incorporated           300       19,088
  Dresser Industries, Incorporated          1,200       37,200
  Enron Corporation                         1,100       47,438
  Exxon Corporation                         5,300      519,400
  Halliburton Company                         600       36,150
  Kerr-McGee Company                          300       21,600
  Mobil Corporation                         1,700      207,825
  Occidental Petroleum                      1,600       37,400
  Phillips Petroleum Company                1,300       57,525
  Royal Dutch Petroleum Company ADR         2,300      392,725
  Schlumberger Limited                      1,400      139,825
  Sun Company, Incorporated                   700       17,063
  Texaco, Incorporated                      1,200      117,750
  USX-Marathon                              1,400       33,425
  Union Pacific Resources Group             1,092       31,941
  Unocal Corporation                        1,100       44,688
  Williams Companies                          750       28,125
                                                   -----------
                                                     2,321,481
                                                   -----------
MANUFACTURING - 7.68%
  Air Products & Chemicals, Incorporated      600       41,475
  Alcan Aluminum Limited                    1,500       50,438
  Allegheny Teledyne, Incorporated            800       18,400
  Aluminum Company of America               1,100       70,125
  Applied Materials Incorporated*             900       32,344
  Barrick Gold                              1,800       51,750
  Bemis Company                               300       11,063
  Bethlehem Steel Corporation*                700        6,300
  Centex Corporation                          100        3,763
  Champion International Corporation          500       21,625
  Corning, Incorporated                     1,100       50,875
  Crown Cork & Seal Company, Incorporated     600       32,625
  Dow Chemical Company                      1,200       94,050
  DuPont (E.I.) De Nemours & Company        2,500      235,938
  Eastman Chemical Company                    400       22,100
  Eastman Kodak Company                     1,500      120,375
  Englehard Corporation                       600       11,475
  Fluor Corporation                           500       31,375
  Freeport McMoran Copper                     600       17,925
  Fresenius Medical Care*                     400           56
  Georgia-Pacific Company                     500       36,000
  Grace, (WR) & Company                       400       20,700
  Great Lakes Chemical Corporation            400       18,700
  Hercules, Incorporated                      600       25,950
  Inco, Limited                             1,100       35,063
  International Paper Company               1,300       52,488
  ITT Corporation                             600       26,025
  Kimberly-Clark Corporation                1,300      123,825
  Louisiana-Pacific Corporation               600       12,675
  Mallincrokdt Group, Incorporated            500       22,063
  Masco Corporation                           800       28,800
  Minnesota Mining & Manufacturing Company  1,900      157,463
  Mead Corporation                            300       17,438
  Monsanto Company                          2,700      104,963
  Morton International, Incorporated          700       28,525
  Nalco Chemical Company                      400       14,450
  Newmont Mining Corporation                1,200       53,700
  Nucor Corporation                           500       25,500
  Owens Corning                               300       12,788
  Phelps Dodge Corporation                    500       33,750
  Placer Dome, Incorporated                 1,200       26,100
  PPG Industries, Incorporated                900       50,513
  Praxair Incorporated                        700       32,288
  Reynolds Metals Company                     400       22,550
  Rohm & Haas                                 300       24,488
  Rubbermaid, Incorporated                    800       18,200
  Sherwin- Williams                           500       28,000
  Silicon Graphics Incorporated*              900       22,950
  Union Camp Corporation                      400       19,100
  Union Carbide Corporation                   700       28,613
  Unilever (N.V.) ADR                         700      122,675
  USX-US Steel Group                          500       15,688
  Weyerhaeuser Company                      1,000       47,375
  Worthington Industries, Incorporated        500        9,063
                                                   -----------
                                                     2,242,546
                                                   -----------
SERVICE - 0.21%
  Alco Standard Corporation                   600       30,975
  Service Corporation International         1,100       30,800
                                                   -----------
                                                        61,775
                                                   -----------
TECHNOLOGY - 13.04%
  3COM Corporation*                           800       58,700
  Advanced Micro Devices, Incorporated*       700       18,025
  AirTouch Communications, Incorporated*    2,300       58,075
  AlliedSignal Incorporated                 1,300       87,100
  Amgen, Incorporated*                      1,200       65,250
  Boeing Company                            1,542      164,030
  Cabletron Systems, Incorporated             800       26,600
  Cisco Systems, Incorporated               2,900      184,513
  COMPAQ Computers Corporation*             1,100       81,675
  Computer Associates International,
     Incorporated                           1,600       79,600
  Computer Sciences Corporation*              400       32,850
  Digital Equipment Corporation*              700       25,463
  Dell Computer Corporation                   800       42,500
  First Data Corporation                    2,000       73,000
  Hewlett-Packard Company                   4,700      236,175
  Honeywell, Incorporated                     600       39,450
  Intel Corporation                         3,700      484,469
  International Business Machines
     Corporation                            2,300      347,300
  Lockheed Martin Corporation                 900       82,350
  LSI Logic Corporation*                      600       16,050
  Lucent Technologies                       2,785      128,806
  McDonnell Douglas Corporation             1,000       64,000
  Micron Technology Incorporated            1,000       29,125
  Microsoft Corporation*                    5,200      429,650
  Motorola Incorporated                     2,600      159,575
  Nothern Telecom, Limited                  1,200       74,250
  Novell, Incorporated*                     1,600       15,150
  Oracle Systems Corporation                2,900      121,075
  Perkin-Elmer Corporation                    300       17,663
  Pitney-Bowes Incorporated                   800       43,600
  Raytheon Company                          1,100       52,938
  Rockwell International Corporation        1,000       60,875
  Seagate Technology, Incorporated          1,000       39,500
  Sun Microsystems, Incorporated            1,600       41,100
  Tandem Computer Incorporated*               600        8,250
  Tektronix, Incorporated                     200       10,250
  Tellabs, Incorporated                       800       30,100
  Texas Instruments, Incorporated             900       57,375
  Textron Incorporated                        400       37,700
  Unisys Corporation*                         900        6,075
  United Technologies Corporation           1,200       79,200
  Western Atlas, Incorporated*                300       21,263
  Xerox Corporation                         1,500       78,938
                                                   -----------
                                                     3,809,633
                                                   -----------
TRANSPORTATION - 1.51%
  AMR Corporation*                            400       35,250
  Burlington Northern Santa Fe Corporation    900       77,738
  Caliber System, Incorporated                300        5,775
  Conrail Incorporated                        400       39,850
  CSX Corporation                           1,300       54,925
  Delta Air Lines                             400       28,350
  Federal Express                             600       26,700
  Laidlaw Incorporated                      1,400       16,100
  Norfolk Southern Company                    700       61,250
  Ryder System                                500       14,063
  Southwest Airlines Company                  700       15,488
  Union Pacific Corporation                 1,100       66,138
                                                   -----------
                                                       441,627
                                                   -----------
UTILITY - 8.13%
  ALLTELL Corporation                       1,000       31,375
  American Electric Power Company,
     Incorporated                           1,000       41,125
  AT&T Corporation                          6,900      300,150
  Ameritech Corporation                     2,500      151,563
  Baltimore Gas & Electric Company            800       21,400
  Bell Atlantic Corporation                 2,000      129,500
  BellSouth Corporation                     4,300      173,613
  Carolina Power & Light Company              700       25,550
  Central & Southwest  Corporation          1,000       25,625
  CinergyCorporation                          700       23,363
  Coastal Corporation                         500       24,438
  Consolidated Edison Co. of N.Y.,
     Incorporated                             900       26,325
  Consolidated Natural Gas Company            500       27,625
  Dominion Resources                          900       34,650
  Duke Power                                1,000       46,250
  DTE Energy Company                          700       22,663
  Edison International                      1,900       37,763
  Entergy Corporation                       1,000       27,750
  FPL Group Incorporated                    1,000       46,000
  General Public Utilities Corporation        600       20,175
  GTE Corporation                           3,800      172,900
  Houston Industries, Incorporated          1,100       24,888
  MCI Communications Corporation            3,000       98,063
  Niagara Mohawk Power Corporation*           600        5,925
  NYNEX Corporation                         2,000       96,250
  Pacific Gas & Electric Company            1,900       39,900
  Pacific Telesis Group                     1,800       66,150
  PacifiCorp                                1,400       28,700
  PanEnergy Corporation                       700       31,500
  PECO Energy Company                         900       22,725
  Public Service Enterprise Group,
     Incorporated                             900       24,525
  SBC Communications                        2,600      134,550
  Southern Company                          2,900       65,613
  Sprint Corporation*                       1,600       63,800
  Sonat, Incorporated                         400       20,600
  Texas Utilities Company                   1,000       40,750
  Unicom Corporation                        1,000       27,125
  Union Electric Company                      600       23,100
  U.S. West Communications Group            2,100       67,725
  US West Media Group*                      2,200       40,700
  WorldCom, Incorporated                    1,700       44,306
                                                   -----------
                                                     2,376,698
                                                   -----------
Total Common Stocks (cost $21,107,889)              24,089,363


SHORT-TERM INVESTMENTS - 17.76%
                                        PRINCIPAL  VALUE
                                        ---------  -----
US Treasury Bill<F2>
   (5.360% due 05/01/97)                $5,200,00    5,112,578
Portico US Federal Money Market Fund       73,782       73,782
                                                   -----------
Total Short-Term Investments
   (cost $5,186,360)                                 5,186,360
                                                   -----------

TOTAL INVESTMENTS -
   100.24% (cost $26,294,249)<F1>                   29,275,723
                                                   -----------
OTHER ASSETS AND LIABILITIES - (0.24%)                 (71,113)
                                                   -----------
TOTAL NET ASSETS - 100%                            $29,204,610
-----------
*Non-income producing
(ADR) American Depository Receipt

<F1> Represents cost for Federal income tax purposes.  Gross unrealized appreciation and depreciation of securities at December 31, 1996 was $3,401,349 and $370,475 respectively.

<F2> Security is held by the custodian in a segregated account for open futures contracts. At December 31, 1996, the Fund's open futures contracts were as follows:

                                     Unrealized   Appreciation/
Type                                  Contracts  (Depreciation)
----                                 ----------   ------------
Standard & Poor's 500 Index (03/97)      10         $57,750
Standard & Poor's 500 Index (03/97)       2           6,350
Standard & Poor's 500 Index (03/97)       2         (14,700)
                                                    -------
                                                    $49,400
                                                    =======

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund the benefits under certain variable insurance and retirement products. The Fund's shares are offered in four different series - Equity Portfolio, Capital Portfolio, Bond Portfolio, and S&P 500 Index Portfolio. The Equity Portfolio seeks long-term appreciation of capital by investing primarily in common stocks and other equity securities. The Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments, and money market instruments. The Bond Portfolio seeks a high level of current income as is consistent with reasonable investment risk by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented in the Standard & Poor's 500 Index.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITIES VALUATION - Securities held in each Portfolio, except for money market instruments maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

FEDERAL TAXES - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded.

DISTRIBUTIONS -Distributions from net investment income in all Portfolios are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

EXPENSES - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

      (a)   for the Equity Portfolio - .65% of the first
$50,000,000, .60% of the next $100,000,000, and .50% of all over
$150,000,000 of the current net asset value:

      (b)   for Capital Portfolio - .75% of the first
$50,000,000, .65% of the next $100,000,000, and .50% of all over
$150,000,000 of the current net asset value.

      (c)   for the Bond Portfolio - .50% of the first
$50,000,000, .45% of the next $100,000,000, and .40% of all over
$150,000,000 of the current net asset value.

      (d) for the S & P 500 Index Portfolio - .30% of the current net asset value.

The Agreement provides that if the total operating expenses of the Fund, exclusive of the advisory fee and certain other expenses as described in the Agreement, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the Equity, Capital , or Bond Portfolios, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. The Adviser has agreed to waive its advisory fee and pay any other expenses of the S&P 500 Index Portfolio to the extent that such expenses exceed 0.60% of its average annual net assets. As a result, for the year ended December 31, 1996, the Adviser waived management fees of $40,752 for the S&P 500 Index Portfolio.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets for the Equity, Capital, and Bond Portfolios, and .05% of the Fund's average net assets for the S & P 500 Index Portfolio. The fee is borne by the Adviser, not the Fund.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.

DIRECTORS' FEES - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

NOTE 3 - FUTURES CONTRACTS

S&P 500 Index Portfolio ("Index") may purchase futures contracts on the Standard & Poor's 500 Stock Index. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When Index enters into a futures contract, it is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms on the contract, Index agrees to receive from or pay to the broker an amount among equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. Index invests in futures as a substitute to investing in the 500 common stock positions in the Standard & Poor's 500 Index. The potential risk to Index is that the change in the value in the underlying securities may not correlate to the value of the contracts.


NOTE 4 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of securities for the year ended December
31, 1996 excluding short-term obligations, follow:

                  Equity        Capital      Bond          S&P 500
                  Portfolio     Portfolio    Portfolio     Index
                  ---------     ---------    ---------     -------
Total Cost of
 Purchases of:
Common Stocks     $134,595,735  $32,689,304  $    500,000  $21,253,070
U.S. Government
 Securities             --       29,758,818    20,072,333       --
Corporate Bonds         --        4,655,726   143,754,858       --
                  ------------  -----------  ------------  -----------

                  $134,595,735  $67,103,848  $164,327,191  $21,253,070
                  ============  ===========  ============  ===========

Total Proceeds
 from Sales of:
Common Stocks     $121,196,447  $45,862,233  $     56,998  $   148,079
U.S. Government
 Securities             --       17,316,857    13,542,937           --
Corporate Bonds         --        5,810,391   137,605,856           --
                  ------------  -----------  ------------  -----------
                  $121,196,447  $68,989,481  $151,205,791  $   148,079
                  ============  ===========  ============  ===========

Note 5 - FINANCIAL HIGHLIGHTS


Computed on the basis of a share of capital stock outstanding throughout the year.

                                         Equity Portfolio

                                       Year Ended December 31,
                                       -----------------------

                              1996       1995     1994     1993     1992
                              ----       ----     ----     ----     ----
Net Asset Value,
 Beginning of Year            $16.54     $14.30   $14.58   $13.74   $12.60
                              -------    -------  -------  -------  -------
Investment Activities:
 Net investment income           .29        .24      .20      .16      .19
 Net realized and unrealized    3.61       3.36      .31     1.69     1.27
   gains/(losses)
                              -------    -------  -------  -------  -------
Total from Investment
  Operations                    3.90       3.60      .51     1.85     1.46
                              -------    -------  -------  -------  -------
Distributions:
 Net investment income          (.27)      (.23)    (.19)    (.16)    (.19)
 Net realized gains             (.72)     (1.13)    (.60)    (.85)    (.13)
                              -------    -------  -------  -------  -------
Total Distributions             (.99)     (1.36)    (.79)   (1.01)    (.32)
                              -------    -------  -------  -------  -------
Net Asset Value,
 End of year                  $19.45     $16.54   $14.30   $14.58   $13.74
                              -------    -------  -------  -------  -------
Total Return                   24.52%     26.96%    3.42%   14.11%   11.78%

Ratios/Supplemental Data:
Ratio of Expenses to
 Average Net Assets              .64%       .66%     .69%     .70%     .72%

Ratio of Net Investment
Income to Average Net Assets    1.66%      1.73%    1.45%    1.18%    1.47%

Portfolio Turnover Rate        52.53%     34.33%   40.33%   37.93%   46.75%

Average Commission Rate Paid  $.0628<F1>

Net Assets, End of Year
  (000's)                     $288,124   $219,563 $157,696 $138,239 $102,306

<F1> Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                           Capital Portfolio
                                        Year Ended December 31
                                        ----------------------
                               1996       1995     1994     1993     1992
                               ----       ----     ----     ----     ----
Net Asset Value,
 Beginning of Year             $13.72     $13.19   $13.81   $12.99   $12.82

Investment Activities:
 Net investment income            .63        .64      .52      .43      .42
 Net realized and unrealized     1.36       1.15     (.39)    1.17      .56
   gains/(losses)
Total from Investment
   Operations                    1.99       1.79      .13     1.60      .98

Distributions:
   Net investment income         (.57)      (.64)    (.52)    (.42)    (.42)
   Net realized gains            (.19)      (.62)    (.23)    (.36)    (.39)
Total Distributions             (1.76)     (1.26)    (.75)    (.78)    (.81)

Net Asset Value,
  End of year                  $14.95     $13.72   $13.19   $13.81   $12.99

Total Return                    14.94%     14.28%     .94%   12.72%    7.93%


Ratios/Supplemental Data:
Ratio of Expenses to
 Average Net Assets               .77%       .77%     .80%     .82%     .88%

Ratio of Net Investment
Income to Average Net Assets     4.42%      4.99%    4.25%    3.31%    3.49%

Portfolio Turnover Rate         53.11%     43.83%   41.89%   32.42%   39.74%

Average Commission
 Rate Paid                     .0615<F1>

Net Assets,
 End of Year (000's)           $159,294   $145,623 $119,263 $100,016 $68,674

<F1> Represents the dollar amount of commissions paid on
Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.

Carillon Fund, Inc.
Notes to Financial Statements

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                Bond Portfolio

                                          Year Ended December 31
                               ----------------------------------------
                               1996     1995     1994     1993     1992
                               ----     ----     ----     ----     ----
Net Asset Value,
 Beginning of Year             $11.07   $10.04   $11.30   $10.91   $10.96
                               ------   ------   ------   ------   ------
Investment Activities:
 Net investment income            .79      .88      .77      .73      .82
 Net realized and unrealized     (.04)     .98     (.95)     .54     (.01)
     gains/(losses)
                               ------   ------   ------   ------   ------
Total from Investment
  Operations                      .75     1.86     (.18)    1.27      .81
                               ------   ------   ------   ------   ------
Distributions:
 Net investment income           (.87)    (.83)    (.78)    (.73)    (.82)
 In excess of net
   investment income             (.04)      --       --       --       --
 Net realized gains                --       --     (.30)    (.15)    (.04)
                               ------   ------   ------   ------   ------
Total Distributions              (.91)    (.83)   (1.08)    (.88)    (.86)
                               ------   ------   ------   ------   ------
Net Asset Value,
 End of period                 $10.91   $11.07   $10.04   $11.30   $10.91
                               ======   ======   ======   ======   ======
Total Return                     7.19%   19.03%   (1.63%)  11.94%    7.65%

Ratios/Supplemental Data:
Ratio of Expenses to
 Average Net Assets               .62%     .65%     .68%     .66%     .69%

Ratio of Net Investment
 Income to Average Net Assets    7.24%    7.43%    7.21%    6.65%    7.59%

Portfolio Turnover Rate        202.44%  111.01%   70.27%  137.46%   40.91%

Net Assets,
 End of Year (000's)           $85,634  $73,568  $55,929  $54,128  $38,557



Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.


                                     S & P 500 Index Portfolio

                                              Year Ended
                                          December 31, 1996<F1>
                                          ---------------------
Net Asset Value,
   Beginning of Year                           $ 10.00

Investment Activities:
   Net investment income                           .20
   Net realized and unrealized                    2.12
      gains/(losses)                           -------
Total from Investment Operations                  2.32

Distributions:
   Net investment income                          (.19)
   Net realized gains                             --
Total Distributions                               (.19)

Net Asset Value,
   End of Year                                 $ 12.13

Total Return, not annualized                     23.37%

Ratios/Supplemental Data:
Ratio of Net Expenses to
   Average Net Assets                              .59%<F2>

Ratio of Net Investment
   Income to Average Net Assets                   2.14%<2>

Portfolio Turnover Rate                           1.09%

Average Commission Rate Paid                     $ .0601<F3>

Net Assets, End of Year (000's)                $ 29,205


<F1> The portfolio commenced operation on December 29, 1995.  The financial highlights table for the period ending December 31, 1995 is not presented because the activity for the period did not round to $0.01 in any category of the reconciliation of beginning to ending net asset value per share. The ratios and total return were all less than 0.1%. The net assets at December 31, 1995 were $305,148.

<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .25% for the year ended December 31, 1996, had the Adviser not waived a portion of its fee.

<F3> Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.

                              PART C


                        OTHER INFORMATION


CARILLON FUND, INC.

PART C - OTHER INFORMATION

Item 24.           Financial Statements and Exhibits

   (a)   Financial Statements

          The financial statements of Carillon Fund, Inc. are included in Part B.*

    (b)   Exhibits
          (1) Articles of Incorporation of Carillon Fund, Inc. - previously filed (initial filing on April 3, 1984)
          (2) By-laws of Carillon Fund, Inc. - previously filed (initial filing on April 3 1984)
          (3)     Not Applicable
          (4)     None
          (5)     (a)     Investment Advisory Agreement -
                   previously filed (initial filing on April 3,
                   1984)
                  (b)     Amendment to Investment Advisory
                   Agreement - previously filed (Post-Effective
                   Amendment No. 3 - May 1, 1987)
                  (c)     Amendment to Investment Advisory
                   Agreement - previously filed (Post-Effective
                  Amendment No. 15)
          (6)     None
          (7)     None
          (8)     (a)     Custodian Agreement - previously filed
                  (Post-Effective Amendment No. 6 - May 1, 1990)
                  (b)     Portfolio Accounting Agreement -
                   previously filed (Post-Effective Amendment
                   No. 6 - May 1, 1990)
          (9)     (a)     Transfer Agency Agreement - previously
                   filed (Post-Effective Amendment No. 6 - May
                   1, 1990)
                  (b)     Service Agreement - previously filed
                  (Post-Effective Amendment No. 9 - May 1, 1992)
          (10) Opinion and consent of counsel - previously filed (Pre-Effective Amendment No. 1 -
                   July 2, 1984)
          (11)     Consent of Deloitte & Touche LLP - filed
                   herewith
          (12)     None
          (13) Letter regarding initial capital - previously filed (Pre-Effective Amendment No. 1 -
                   July 2, 1984)
          (14)     Not Applicable
          (15)     Not Applicable
          (16)     None
____________________________
* To be filed by amendment


Item 25.     Persons Controlled by or Under Common Control with
Registrant

     The Union Central Life Insurance Company ("Union Central") provided the initial investment in Carillon Fund, Inc. Union Central votes the shares of the Fund held with respect to registered variable contracts in accordance with instructions received from such variable contract owners. Shares of the Fund held in unregistered separate accounts and in its general assets are voted by Union Central in its discretion.

     Set forth below is a chart showing the entities controlled by Union Central, the jurisdictions in which such entities are organized, and the percentage of voting securities owned by the person immediately controlling each such entity.

           THE UNION CENTRAL LIFE INSURANCE COMPANY, its Subsidiaries and Affiliates

I.   The Union Central Life Insurance Company (Ohio)

     A.     Carillon Investments, Inc. (Ohio) -100% owned

     B. Carillon Marketing Agency, Inc. (Delaware) -100% owned

          a.      Carillon Marketing Agency of Alabama, Inc.
(Alabama) - 100% owned

          b.      Carillon Marketing Agency of Idaho, Inc.
(Idaho) -100% owned

          c.      Carillon Marketing Agency of Kentucky, Inc.
(Kentucky) - 100 owned

          d.     Carillon Marketing Agency of Maine, Inc.
(Maine) - 100% owned

          e.     Carillon Insurance Agency of Massachusetts,
Inc. (Massachusetts) 100% owned

          f.      Carillon Marketing Agency of New Mexico, Inc.
(New Mexico) - 100% owned

          g.      Carillon Marketing Agency of Ohio, Inc. (Ohio)
-100% owned

          h.     Carillon Marketing Agency of Pennsylvania, Inc.
(Pennsylvania) 100% owned

          i.      Carillon Marketing Agency of Texas, Inc.
(Texas) - 100% owned

     C.     Carillon Advisers, Inc. (Ohio) -100% owned

          a. First Summit Capital Management (Ohio) - 51% owned

     D.      The Manhattan Life Insurance Company (New York) -
100% owned

     E. Family Enterprise Institute, Inc. (Delaware) -100% owned

II. Mutual Funds of the Carillon Group

     A.     Carillon Fund, Inc.* (Maryland)

     B.     Carillon Investment Trust** (Massachusetts)

*     At January 31, 1997, The Union Central Life Insurance
Company owned 100% of the outstanding shares of Carillon Fund, Inc.

**     At January 31, 1997, The Union Central Life Insurance
Company owned 78% of the outstanding shares of Carillon
Investment Trust.

III. Summit Investment Trust (Massachusetts) - a mutual fund whose investment adviser is First Summit Capital Management.

     Item 26.     Number of Holders of Securities


                                Number of Record Holders
     Title of Class              as of January 31, 1997

     Equity Portfolio              1 (See Item 25)

     Bond Portfolio                1 (See Item 25)

     Capital Portfolio             1 (See Item 25)

     S&P 500 Index Portfolio       1 (See Item 25)


***


Item 28.          Business and other Connections of investment
Adviser

     Information regarding the officers and directors of Carillon Advisers, Inc. ("CAI") and their business, profession or employment of a substantial nature during the last two years is set forth below. The address of all the persons listed below is 1876 Waycross Road, Cincinnati, Ohio 45240.

Name and           Position with   Principal Occupation(s)
Address            the Adviser     During Past Two Years
-------            -------------   ---------------------
Harry Rossi        Director        Director Emeritus, The Union Central
                                   Life Insurance Company ("Union
                                   Central"); Director, Carillon
                                   Group of Mutual Funds

Larry R. Pike      Director        Chairman, President and Chief
                                   Executive Officer, Union Central

George L. Clucas   Director,       Senior Vice President, Union Central;
                   President       Director, President and Chief Executive
                   and Chief       Officer, Carillon Group of Mutual
                   Executive       Funds
                   Officer

Steven R.          Vice President  Vice President, Union Central
Sutermeister

D. Stephen Cole    Vice President  Vice President, Union Central

Thomas G. Knipper  Treasurer       Assistant Controller, Union Central;
                                   Controller, Carillon Group of Mutual
                                   Funds; prior to July, 1995, Treasurer
                                   of The Gateway Trust and Vice
                                   President and Controller of Gateway
                                   Advisers, Inc.

John F. Labmeier   Secretary       Second Vice President, Associate General
                                   Counsel and Assistant Secretary, Union
                                   Central; Vice President and Secretary,
                                   Carillon Group of Mutual Funds and
                                   Carillon Investments, Inc.


     Item 29.           Principal Underwriters

None.

     Item 30.           Location of Accounts and Records

     All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Fund or at Firstar Trust Company (formerly known as First Wisconsin Trust Company), Mutual Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701.

     Item 31.          Management Services

     All management-related service contracts are discussed in Part A or B of this Registration Statement.

     Item 32.          Undertakings

     (a)      Not applicable.

     (b)      Not applicable.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Carillon Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Post-effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio on the 28th day of April, 1997.

                                 CARILLON FUND, INC.
(SEAL)

Attest: /s/ John F. Labmeier    By: /s/ George L. Clucas
                                George L. Clucas, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                             Title           Date

/s/ George L. Clucas                  President       4-28-97
   George L. Clucas                   and Director
                                      (Principal
                                      Executive
                                      Officer)


/s/ Thomas G. Knipper                 Controller      4-28-97
   Thomas G. Knipper                  (Principal
                                      Financial
                                      and Accounting
                                      Officer)

* /s/ George M. Callard, M.D.         Director        4-28-97
     George M. Callard, M.D.

* /s/ Theodore H Emmerich             Director        4-28-97
     Theodore H. Emmerich

* /s/ James M. Ewell                  Director        4-28-97
     James M. Ewell

* /s/ Richard H. Finan                Director        4-28-97
     Richard H. Finan

* /s/ Jean Patrice Harrington, S.C.   Director        4-28-97
     Jean Patrice Harrington, S.C.

* /s/ John H. Jacobs                  Director        4-28-97
     John H. Jacobs

* /s/ Charles W. McMahon              Director        4-28-97
     Charles W. McMahon

* /s/ Harry Rossi                      Director       4-28-97
     Harry Rossi


*By /s/ John F. Labmeier, pursuant to Power of Attorney
previously filed.

                 TABLE OF EXHIBITS




(11)   Consent of Deloitte & Touche LLP